Segall Bryant & Hamill Small Cap Value Fund

(Ticker Symbol: Retail - SBRVX; Institutional - SBHVX)

Segall Bryant & Hamill Small Cap Growth Fund

(Ticker Symbol: Retail - WTSGX; Institutional - WISGX)

Segall Bryant & Hamill Small Cap Core Fund

(Ticker Symbol: Retail - SBHCX; Institutional - SBASX)

Segall Bryant & Hamill All Cap Fund

(Ticker Symbol: Retail - SBRAX; Institutional - SBHAX)

Segall Bryant & Hamill Emerging Markets Fund

(Ticker Symbol: Retail - SBHEX; Institutional - SBEMX)

Segall Bryant & Hamill International Small Cap Fund

(Ticker Symbol: Retail - SBHSX; Institutional - SBSIX)

Segall Bryant & Hamill International Equity Fund

(Ticker Symbol: Retail - CIQRX; Institutional - CIEQX)

Segall Bryant & Hamill Global All Cap Fund

(Ticker Symbol: Retail - WTMVX; Institutional - WIMVX)

Segall Bryant & Hamill Short Term Plus Fund

(Ticker Symbol: Retail - SBHPX; Institutional - SBAPX)

Segall Bryant & Hamill Plus Bond Fund

(Ticker Symbol: Retail - WTIBX; Institutional - WIIBX)

Segall Bryant & Hamill Quality High Yield Fund

(Ticker Symbol: Retail - WTLTX; Institutional - WILTX)

Segall Bryant & Hamill Municipal Opportunities Fund

(Ticker Symbol: Retail - WTTAX; Institutional - WITAX)

Segall Bryant & Hamill Colorado Tax Free Fund

(Ticker Symbol: Retail - WTCOX; Institutional - WICOX)

Barrett Growth Fund

(Ticker Symbol: Retail - BGRWX)

Barrett Opportunity Fund

(Ticker Symbol: Retail - SAOPX)

PROSPECTUS
April 30, 2025

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTIONS	1
Segall Bryant & Hamill Small Cap Value Fund	1
Segall Bryant & Hamill Small Cap Growth Fund	7
Segall Bryant & Hamill Small Cap Core Fund	12
Segall Bryant & Hamill All Cap Fund	17
Segall Bryant & Hamill Emerging Markets Fund	23
Segall Bryant & Hamill International Small Cap Fund	29
Segall Bryant & Hamill International Equity Fund	35
Segall Bryant & Hamill Global All Cap Fund	41
Segall Bryant & Hamill Short Term Plus Fund	46
Segall Bryant & Hamill Plus Bond Fund	52
Segall Bryant & Hamill Quality High Yield Fund	57
Segall Bryant & Hamill Municipal Opportunities Fund	62
Segall Bryant & Hamill Colorado Tax Free Fund	68
Barrett Growth Fund	74
Barrett Opportunity Fund	79
Summary of Other Important Information Regarding Fund Shares	84

ADDITIONAL INFORMATION ABOUT THE FUNDS	85
Additional Investment Strategies and General Portfolio Policies	85
Segall Bryant & Hamill Equity Funds	85
Segall Bryant & Hamill Bond Funds	86

GENERAL PORTFOLIO POLICIES	87
Principal AND Non-Principal Risks of the Funds	88

HOW TO INVEST AND OBTAIN INFORMATION	102
How to Contact Segall Bryant & Hamill Funds	102
Purchasing Shares	103
Exchanging Shares	105
Redeeming Shares	105
Additional Information on Telephone and Online Services	107

GENERAL ACCOUNT POLICIES	109
DISTRIBUTIONS AND TAXES	116
MANAGEMENT OF THE FUNDS	120
FINANCIAL HIGHLIGHTS	127
APPENDIX - BOND RATING CATEGORIES	155

i

SUMMARY SECTIONS

Segall Bryant & Hamill Small Cap Value Fund

Investment Objective

The Segall Bryant & Hamill Small Cap Value Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Distribution (12b-1) Fees		None		None
Other Expenses		0.42%		0.16%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	0.17%		0.10%
Total Annual Fund Operating Expenses		1.22%		1.00%
Fee Waivers and/or Expense Reimbursements(2)		(0.08)%		(0.01)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(2)		1.14%		0.99%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$116	$379	$663	$1,470
Institutional Class	$102	$318	$552	$1,225

Your expenses would be the same if you did not redeem your shares.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Fund was 33% of the average value of its portfolio.

SUMMARY SECTIONS

Principal Investment Strategies of the Fund

●	Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small-capitalization companies.

●	The Fund currently considers “small-capitalization companies” to be those included in, or similar in size to, those included in its benchmark index, the Russell 2000® Value Index, at the time of purchase. As of February 28, 2025, the benchmark capitalization range was $1.7 million to $15.3 billion. As of February 28, 2025, the weighted average market capitalization of the benchmark index was approximately $2.9 billion as compared to approximately $3.7 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.

●	The Fund will primarily invest in common stock. The Fund is not limited to the stocks included in the Russell 2000® Value Index.

●	With respect to portfolio structure, the Adviser maintains exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The Adviser maintains guidelines to monitor this variance.

●	The investment process used by the Fund’s Adviser is driven by a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment.

●	The Adviser seeks to invest in companies the stocks of which the Adviser believes are trading below the Adviser’s estimate of their intrinsic values. The Adviser searches for companies it believes are attractively priced relative to historical valuation, peer groups, and the market, concentrating most on cash flow capability over time.

●	The team seeks to identify companies that have the potential for significant improvement in return on invested capital (“ROIC”), with the idea being that, as ROIC improves, each dollar invested in the business earns an incrementally higher return. The team requires that management is ROIC-focused, financially incentivized to improve returns through appropriate capital allocation, and able to articulate an appropriate returns-based strategy to improve profitability.

●	The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

●	SBH also utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes ESG factors may be important drivers of value in conjunction with the underlying strength and potential of a business, however its consideration of these factors would not necessarily result in a company being included or excluded from the evaluation process but rather would contribute to the overall evaluation of that company.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Small Company Risk: The Fund is subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification, and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Small companies may be more thinly traded than larger, more established companies.

●	Value Investing Risk: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

SUMMARY SECTIONS

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

SUMMARY SECTIONS

Bar Chart and Performance Tables

The Fund acquired the assets of the Segall Bryant & Hamill Small Cap Value Fund, a series portfolio of Investment Managers Series Trust, on December 9, 2019 (the “Predecessor Fund”). The Predecessor Fund was also advised by Segall Bryant & Hamill, LLC. Performance results shown for the Institutional Class in the bar chart and the performance table below for periods prior to the reorganization reflect the performance of the Predecessor Fund. Institutional Class shares’ returns of the Fund will be different from the Predecessor Fund as they have different expenses.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one-, five-, and ten-years (including performance of the Predecessor Fund, as described above), compare with those of the Russell 3000® Index, a broad-based securities market index, and the Russell 2000® Value Index, an index more representative of the Fund’s investment strategy. The Fund’s past performance (including the Predecessor Fund’s past performance), before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill Small Cap Value Fund

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	12/31/2020	27.38%
Lowest Quarterly Return:	3/31/2020	(30.92)%

SUMMARY SECTIONS

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Small Cap Value Fund	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	13.57%	6.10%	7.40%
Return After Taxes on Distributions	12.16%	5.33%	6.15%
Return After Taxes on Distributions and Sale of Fund Shares	9.13%	4.65%	5.55%
Retail Class
Return Before Taxes	13.33%	5.96%*	7.25%*
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	8.05%	7.29%	7.14%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%

*	Retail Class commenced operations on December 9, 2019 and Institutional Class commenced operations on July 31, 2013. The five- and ten-years performance figures for Retail Class include the performance for Institutional Class for the periods prior to the start date of Retail Class, adjusted for the difference in Retail Class and Institutional Class expenses. Retail Class imposes higher expenses than Institutional Class.

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Mark T. Dickherber, CFA, CPA Director of Small Cap Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013*

Shaun P. Nicholson Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013*

*	Since inception of the Predecessor Fund.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The Board of Trustees reserves the right to modify the extent to which future sales of shares are limited, including closing the Fund to any subsequent purchases by any investor. The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

SUMMARY SECTIONS

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTIONS

Segall Bryant & Hamill Small Cap Growth Fund

Investment Objective

The Segall Bryant & Hamill Small Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%		0.65%
Distribution (12b-1) Fees		None		None
Other Expenses		0.39%		0.22%
Shareholder service fees(1)	0.25%		0.10%
All other expenses	0.14%		0.12%
Total Annual Fund Operating Expenses		1.04%		0.87%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$106	$331	$574	$1,271
Institutional Class	$89	$278	$482	$1,073

Your expenses would be the same if you did not redeem your shares.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

SUMMARY SECTIONS

Principal Investment Strategies of the Fund

●	The Fund emphasizes investments in small companies that the portfolio management team believes to have attractive growth prospects for earnings and/or cash flows.

●	Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in small-cap companies.

●	The Fund currently considers “small-capitalization companies” to be those included in, or similar in size to, those included in its benchmark index, the Russell 2000® Growth Index, at the time of purchase. As of February 28, 2025, the benchmark capitalization range was $1.7 million to $15.3 billion. As of February 28, 2025, the weighted average market capitalization of the benchmark index was approximately $4.4 billion as compared to approximately $6.1 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.

●	The team implements an investment strategy primarily through independent “bottom-up” fundamental research. The team constructs a portfolio designed to generate alpha, or risk-adjusted excess return relative to the Fund’s benchmark, primarily through stock selection.

●	The team uses a proprietary discounted cash flow (DCF) model for purposes of valuing and generating price targets for individual stocks. The DCF model is utilized for two primary purposes – to understand what assumptions are implied in a stock’s current price, and to generate an expected value for each stock, based on the team’s internally generated forecasts.

●	With respect to portfolio structure, the team typically maintains exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The team maintains guidelines to monitor this variance.

●	The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

●	SBH also utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes ESG factors may be important drivers of value in conjunction with the underlying strength and potential of a business, however its consideration of these factors would not necessarily result in a company being included or excluded from the evaluation process but rather would contribute to the overall evaluation of that company.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target, certain objective criteria are met or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Small Company Risk: The Fund is subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification, and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Small companies may be more thinly traded than larger, more established companies.

●	Growth Investing Risk: The Fund invests in companies that appear to be growth-oriented companies. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the growth style. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

SUMMARY SECTIONS

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

SUMMARY SECTIONS

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one-, five- and ten-years compare with those of the Russell 3000® Index, a broad-based securities market index, and the Russell 2000® Growth Index, an index more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill Small Cap Growth Fund

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	6/30/2020	32.80%
Lowest Quarterly Return:	6/30/2022	(22.34)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class; after-tax returns for the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Small Cap Growth Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	15.60%	10.12%	10.86%
Return After Taxes on Distributions	15.60%	10.12%	9.98%
Return After Taxes on Distributions and Sale of Fund Shares	9.24%	8.04%	8.59%
Institutional Class
Return Before Taxes	15.75%	10.29%	11.08%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.15%	6.86%	8.09%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%

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Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Brian C. Fitzsimons, CFA Director of Small Cap Growth Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 20, 2013

Mitch S. Begun, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 20, 2013

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation – Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Segall Bryant & Hamill Small Cap Core Fund

Investment Objective

The Segall Bryant & Hamill Small Cap Core Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Other Expenses		1.66%		0.33%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	1.41%		0.23%
Total Annual Fund Operating Expenses		2.46%		1.13%
Fee Waivers and/or Expense Reimbursements(2)		(1.32)%		(0.14)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(2)		1.14%		0.99%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the three-year, five-year, and ten-year periods.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$116	$640	$1,191	$2,696
Institutional Class	$101	$345	$609	$1,362

Your expenses would be the same if you did not redeem your shares.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses

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or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	Under normal the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in small-cap companies. The Fund currently considers “small-capitalization companies” to be those included in, or similar in size to, those included in its benchmark index, the Russell 2000® Index, at the time of purchase. As of February 28, 2025, the benchmark capitalization range was $1.7 million to $15.3 billion. As of February 28, 2025, the weighted average market capitalization of the benchmark index was approximately $3.7 billion as compared to approximately $6.7 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.

●	The Fund is not limited to the stocks included in the Russell 2000® Index. With respect to portfolio structure, the Adviser maintains exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The Adviser maintains guidelines to monitor this variance.

●	The investment process used by the Fund’s Adviser is driven by a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment. The Adviser searches for companies it believes are attractively priced relative to historical valuation, peer groups, and the market, concentrating most on cash flow capability over time.

●	The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

●	SBH also utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes ESG factors may be important drivers of value in conjunction with the underlying strength and potential of a business, however its consideration of these factors would not necessarily result in a company being included or excluded from the evaluation process but rather would contribute to the overall evaluation of that company.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Small Company Risk: The Fund is subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification, and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Small companies may be more thinly traded than larger, more established companies.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to

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anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Industrial Sector Risk: The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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Bar Chart and Performance Table

For periods prior to December 31, 2019, the performance shown below is for the Lower Wacker Small Cap Investment Fund, LLC, an unregistered limited partnership managed by the portfolio managers of the Fund (the “Small Cap Core Predecessor Fund”). The Small Cap Core Predecessor Fund was reorganized into the Institutional Class shares on December 31, 2019, the date that the Fund commenced operations. The Fund has been managed in the same style since the Small Cap Core Predecessor Fund’s inception on December 15, 2003. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the Small Cap Core Predecessor Fund’s investment goals, policies, guidelines and restrictions. The Small Cap Core Predecessor Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charged when the Segall Bryant & Hamill Small Cap Core Fund was a limited partnership. The Small Cap Core Predecessor Fund’s performance is net of management fees and other expenses. From its inception on December 15, 2003, through December 31, 2019, the Small Cap Core Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Fund’s performance.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Institutional Class performance from year to year, and by showing how the Fund’s average annual returns for one-, five- and ten-years (including performance of the Small Cap Core Predecessor Fund, as described above) compare with those of the Russell 3000® Index, a broad-based securities market index, and the Russell 2000® Index, an index more representative of the Fund’s investment strategy. The Fund’s past performance (including the Small Cap Core Predecessor Fund), before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill Small Cap Core Fund

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	12/31/2020	24.17%
Lowest Quarterly Return:	3/31/2020	(23.70)%

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

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Segall Bryant & Hamill Small Cap Core Fund	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	11.91%	10.93%	9.55%
Return After Taxes on Distributions	10.53%	9.38%	8.78%
Return After Taxes on Distribution and Sale of Fund Shares	8.03%	8.46%	7.75%
Retail Class
Return Before Taxes	11.88%	10.76%	9.38%*
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	7.82%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%

*	Retail Class commenced operations on December 31, 2019. The ten-year performance figure for Retail Class includes the performance for Institutional Class for the periods prior to the start date of Retail Class, adjusted for the difference in Retail Class and Institutional Class expenses. Retail Class imposes higher expenses than Institutional Class.

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Jeffrey C. Paulis, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 31, 2019*

Mark T. Dickherber, CFA, CPA Director of Small Cap Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 31, 2019*

*	The Fund’s inception date is December 31, 2019; however, Mr. Paulis began managing the Small Cap Core Predecessor Fund on October 1, 2017, and Mr. Dickherber began managing the Small Cap Core Predecessor Fund on July 1, 2013.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation – Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Segall Bryant & Hamill All Cap Fund

Investment Objective

The Segall Bryant & Hamill All Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%		0.65%
Distribution (12b-1) Fees		None		None
Other Expenses		0.91%		0.28%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	0.66%		0.18%
Total Annual Fund Operating Expenses		1.56%		0.93%
Fee Waivers and/or Expense Reimbursements(2)		(0.57)%		(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)		0.99%		0.84%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$101	$437	$796	$1,808
Institutional Class	$86	$287	$506	$1,135

Your expenses would be the same if you did not redeem your shares.

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Fund was 27% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of companies of any size, including small- and mid-capitalization companies. The Fund will primarily invest in common stock of companies traded on U.S. exchanges with market capitalization in excess of $1 billion. The Russell 3000® Index is the Fund’s benchmark which represents a broad-based U.S. equity index. The Russell Midcap® Index and the Russell 2000® Index are indices which include companies with market capitalizations within the mid-cap and small-cap universe. The Fund will, under normal circumstances, invest at least 35% of its net assets in common stock of companies with market capitalizations similar in size to companies within the Russell Midcap® Index and Russell 2000® Index.

●	The Adviser invests the Fund’s assets opportunistically based on market information and does not limit its investment analysis approach to value, growth, or core investment styles.

●	The Adviser believes that returns in excess of general market returns can be achieved by actively managing investment portfolios. The Fund invests in companies that the Adviser believes have superior growth potential and are trading at a discount to the Adviser’s estimate of the companies’ intrinsic value.

●	The Adviser’s investment process is driven by fundamental research utilizing a combination of external and proprietary research in its selection process. Through a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment, the Adviser seeks to identify companies that have historically generated, or are positioned to generate, superior returns on investments.

●	The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

●	SBH also utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes ESG factors may be important drivers of value in conjunction with the underlying strength and potential of a business, however its consideration of these factors would not necessarily result in a company being included or excluded from the evaluation process but rather would contribute to the overall evaluation of that company.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Market Capitalization Risk: To the extent a Fund invests in securities issued by small-, medium- or large capitalization companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted. The small- and medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small- and medium-sized stocks may be more volatile than those of larger companies. Small- and medium-sized companies may be more thinly traded than larger, more established companies.

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●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Information Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss, or impairment of, or inability to enforce, these rights may adversely affect the profitability of these companies.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry

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sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

The Fund acquired the assets of the Segall Bryant & Hamill All Cap Fund, a series portfolio of Investment Managers Series Trust, on December 9, 2019 (the “Predecessor Fund”). The Predecessor Fund was also advised by Segall Bryant & Hamill, LLC. Performance results shown for the Institutional Class in the bar chart and the performance table below for periods prior to the reorganization reflect the performance of the Predecessor Fund. Institutional Class shares’ returns of the Fund will be different from the Predecessor Fund as they have different expenses.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one-, five-, and ten-years (including performance of the Predecessor Fund, as described above), compare with those of a broad-based securities market index. The Fund’s past performance (including the Predecessor Fund’s past performance), before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill All Cap Fund

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	6/30/2020	24.00%
Lowest Quarterly Return:	3/31/2020	(17.65)%

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Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill All Cap Fund	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	16.89%	12.06%	11.21%
Return After Taxes on Distributions	12.43%	9.83%	9.87%
Return After Taxes on Distributions and Sale of Fund Shares	13.46%	9.42%	9.11%
Retail Class
Return Before Taxes	16.85%	12.02%	11.10%*
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%

*	Retail Class commenced operations on December 9, 2019. Institutional Class commenced operations on July 31, 2013. The ten-year performance figure for Retail Class includes the performance for Institutional Class for the periods prior to the start date of Retail Class, adjusted for the difference in Retail Class and Institutional Class expenses. Retail Class imposes higher expenses than Institutional Class.

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Suresh Rajagopal, CFA Director All/Mid Cap Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013*

Ralph M. Segall, CFA, CIC Chief Investment Officer – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013*

*	Since inception of the Predecessor Fund.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The Board of Trustees reserves the right to modify the extent to which future sales of shares are limited, including closing the Fund to any subsequent purchases by any investor. The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually).

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

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Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Segall Bryant & Hamill Emerging Markets Fund

Investment Objective

The Segall Bryant & Hamill Emerging Markets Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution (12b-1) Fees		None		None
Other Expenses		1.31%		0.92%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	1.06%		0.82%
Total Annual Fund Operating Expenses		2.21%		1.82%
Fee Waivers and/or Expense Reimbursements(2)		(1.07)%		(0.83)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)		1.14%		0.99%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$116	$588	$1,087	$2,460
Institutional Class	$101	$492	$908	$2,069

Your expenses would be the same if you did not redeem your shares.

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Fund was 88% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of companies tied economically to emerging markets countries. The Fund’s Adviser considers emerging markets countries to be those countries included in the MSCI Emerging Markets Index, which, as of February 28, 2025, consisted of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. If the countries composing the MSCI Emerging Markets Index change, the Fund’s Adviser will similarly adjust its criteria to reflect any such change. The Fund’s Adviser considers a company to be tied economically to a particular country if: (i) it is organized under the laws of that country or maintains its principal offices or headquarters in that country; (ii) its securities are principally traded in that country; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country, or has at least 50% of its assets in that country. The Fund will allocate its assets among various regions and countries. The Fund may invest in companies of any size market capitalization.

●	The Fund may purchase equity securities on exchanges where companies are located, and on exchanges other than where companies are domiciled (often traded as dual listed securities) or in the form of Depository Receipts, which include American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or similar securities.

●	The Fund may also purchase participatory notes (commonly known as “P-notes”) issued by foreign banks or brokers evidencing ownership of underlying stocks issued by a foreign company. This type of investment allows the Fund to have exposure to foreign securities without trading directly in the local market.

●	The Fund’s Adviser uses proprietary quantitative models to evaluate and select countries and securities for the Fund’s portfolio. The Fund’s Adviser evaluates and selects securities based on value, momentum and profitability models. The Fund may engage in active and frequent trading.

●	The team utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (ESG) practices within its investment processes. The quantitative strategies utilize a top-down approach for assessing ESG characteristics of the portfolio. Specifically, the team controls the aggregate ESG exposure relative to the benchmark similar to other risk factors such as country or sector.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such

SUMMARY SECTIONS

changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Country Risk: The Fund may, for finite periods and from time to time, focus its investments in companies that are in a single country or a small number of countries. Focusing investments in a small number of countries may make the Fund more susceptible to currency fluctuations and adverse economic, business, regulatory or other developments affecting that country or group of countries. If an economic downturn occurs in a country in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

●	Emerging Market Risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

●	China Risk: Investments in Chinese issuers subject the Fund to risks specific to the China region. Political, social or economic disruptions in China and surrounding countries, even in countries in which the Fund is not invested, may adversely affect security values in China and thus the Fund’s investments. At times, religious, cultural and military disputes within and outside China have caused volatility in the China securities markets and such disputes could adversely affect the value and liquidity of the Fund’s investments. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property. Each of these risks could increase the Fund’s volatility.

●	Value Investing Risk: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

●	Foreign Securities Risk: The Fund may invest in non-U.S.-traded securities. There are risks and costs involved in investing in non-U.S.-traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements, and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability, and adverse changes in diplomatic relations between the United States and that foreign country.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Quantitative Modeling Risk: Quantitative models, including stock and country selection ranking models, use mathematical and statistical techniques to identify investment opportunities and may not yield the desired goals. The accuracy of the quantitative model depends on the quality and reliability of the data used for analysis.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR

SUMMARY SECTIONS

arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

The Fund acquired the assets of the Segall Bryant & Hamill Emerging Markets Fund, a series portfolio of Investment Managers Series Trust, on December 9, 2019, (the “Emerging Markets Predecessor Fund”). The Emerging Markets Predecessor Fund was also advised by Segall Bryant & Hamill, LLC. On October 30, 2015, the Emerging Markets Predecessor Fund acquired the assets and liabilities of the Philadelphia Emerging Markets Fund (the “Philadelphia Predecessor Fund”) (together, with the Emerging Markets Predecessor Fund, the “Predecessor Funds”).

For periods from October 31, 2015, to December 9, 2019, performance results shown in the bar chart and the performance table below for the Fund’s Retail Class shares and Institutional Class shares reflect the performance of the Emerging Markets Predecessor Fund. For periods prior to October 30, 2015, performance results shown in the bar chart and the performance table below for the Fund’s Class I shares and Class A shares reflect the performance of the Philadelphia Predecessor Fund’s Class IV shares and Class I shares, respectively.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund performance from year to year, and by showing how the Fund’s average annual returns for one-, five-, and ten-years (including performance of the Predecessor Funds, as described above), compare with those of the MSCI ACWI ex-USA Investable Market Index, a broad-based securities market index, and the MSCI Emerging Markets Index, an index more representative of the Fund’s investment strategy an unmanaged index of securities.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

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Segall Bryant & Hamill Emerging Markets Fund

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	6/30/2020	16.82%
Lowest Quarterly Return:	3/31/2020	(26.12)%

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Emerging Markets Fund	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	13.88%	5.44%	5.47%
Return After Taxes on Distributions	12.49%	4.49%	4.56%
Return After Taxes on Distributions and Sale of Fund Shares	9.23%	4.26%	4.23%
Retail Class
Return Before Taxes	13.77%	5.27%	5.27%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	7.50%	1.70%	3.64%
MSCI ACWI ex-USA Investable Market Index (reflects no deduction for fees, expenses or taxes)	5.23%	4.12%	4.91%

Management

Investment Adviser

Segall Bryant & Hamill, LLC

SUMMARY SECTIONS

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Scott E. Decatur, Ph.D. Director of Quantitative International Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	June 30, 2011*

Nicholas C. Fedako, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	June 30, 2011*

*	Since Inception of the Philadelphia Predecessor Fund

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The Board of Trustees reserves the right to modify the extent to which future sales of shares are limited, including closing the Fund to any subsequent purchases by any investor. The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually).

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTIONS

Segall Bryant & Hamill International Small Cap Fund

Investment Objective

The Segall Bryant & Hamill International Small Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution (12b-1) Fees		None		None
Other Expenses		0.82%		0.64%
Shareholder service fee(1)	0.25%		0.10%
Tax reclaim fees	0.03%		0.03%
All other expenses	0.54%		0.51%
Total Annual Fund Operating Expenses		1.72%		1.54%
Fee Waivers and/or Expense Reimbursements(2)		(0.51)%		(0.48)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)		1.21%		1.06%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	The Adviser has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 1.18% and 1.03% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$123	$492	$886	$1,988
Institutional Class	$108	$439	$794	$1,794

Your expenses would be the same if you did not redeem your shares.

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Fund was 102% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of small capitalization companies located outside of the United States, including those in emerging markets.

●	The Fund’s Adviser considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI EAFE Small Cap Index at the time of purchase. Investments in companies that move above or below the capitalization range of the MSCI EAFE Small Cap Index may continue to be held by the Fund in the Fund adviser’s sole discretion. As of February 28, 2025, the market capitalization of companies included in the MSCI EAFE Small Cap Index was between $96.1 million and $8.4 billion. The Fund’s Adviser will consider the market capitalization range by country.

●	The Fund’s Adviser considers a company to be outside of the United States if: (i) it is organized under the laws of a foreign country or maintains its principal offices or headquarters in a foreign country; (ii) its securities are principally traded in a foreign country; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country, or has at least 50% of its assets in a foreign country. The Fund will allocate its assets among various regions and countries including those in emerging markets.

●	The Fund may purchase equity securities on exchanges where the companies are located, on exchanges other than where companies are domiciled (often traded as dual listed securities) or in the form of Depository Receipts, which include American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or similar securities. The Fund may also purchase participatory notes (commonly known as “P-notes”) issued by foreign banks or brokers evidencing ownership of underlying stocks issued by a foreign company. This type of investment allows the Fund to have exposure to foreign securities without trading directly in the local market.

●	The Fund’s Adviser uses proprietary quantitative models to evaluate and select countries and securities for the Fund’s portfolio. The Fund’s Adviser evaluates and selects securities based on value, momentum and profitability models. The Fund may engage in active and frequent trading.

●	The team utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (ESG) practices within its investment process. The quantitative strategies utilize a top-down approach for assessing ESG characteristics of the portfolio. Specifically, the team controls the aggregate ESG exposure relative to the benchmark similar to other risk factors such as country or sector.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

SUMMARY SECTIONS

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Country Risk: The Fund may, for finite periods and from time to time, focus its investments in companies that are in a single country or a small number of countries. Focusing investments in a small number of countries may make the Fund more susceptible to currency fluctuations and adverse economic, business, regulatory or other developments affecting that country or group of countries. If an economic downturn occurs in a country in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

●	Small Company Risk: Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification, and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Small companies may be more thinly traded than larger, more established companies.

●	Value Investing Risk: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

●	Foreign Securities Risk: The Fund may invest in non-U.S.-traded securities. There are risks and costs involved in investing in non-U.S.-traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements, and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability, and adverse changes in diplomatic relations between the United States and that foreign country.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Quantitative Modeling Risk: Quantitative models, including stock and country selection ranking models, use mathematical and statistical techniques to identify investment opportunities and may not yield the desired goals. The accuracy of the quantitative model depends on the quality and reliability of the data used for analysis.

●	Japan Risk: The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan’s exports could present risks to a fund’s investments in Japan.

SUMMARY SECTIONS

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

●	Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

The Fund acquired the assets of the Segall Bryant & Hamill International Small Cap Fund, a series portfolio of Investment Managers Series Trust on December 9, 2019, (the “International Small Cap Predecessor Fund”). The International Small Cap Predecessor Fund was also advised by Segall Bryant & Hamill, LLC.

On October 30, 2015, the International Small Cap Predecessor Fund acquired the assets and liabilities of the Philadelphia International Small Cap Fund (the “Philadelphia International Small Cap Predecessor Fund”) (together, with the International Small Cap Predecessor Fund, the “Predecessor Funds”).

For periods from October 31, 2015, to December 31, 2018, performance results shown in the bar chart and the performance table below for the Fund’s Retail Class shares and Institutional Class shares reflect the performance of the International Small Cap Predecessor Fund. For periods prior to October 30, 2015, performance results shown in the bar chart and the performance table below for the Fund’s Retail Class shares and Institutional Class shares reflect the performance of the Philadelphia International Small Cap Predecessor Fund’s Class IV shares and Class I shares, respectively.

Performance results shown in the bar chart and the performance table below for periods prior to the reorganization reflect the performance of the Predecessor Funds. Performance returns of the Fund will be different from the Predecessor Funds as they have different expenses. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

SUMMARY SECTIONS

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one-, five-, and ten-years (including performance of the Predecessor Funds, as described above), compare with those of the MSCI ACWI ex-USA Investable Market Index, a broad-based securities market index, and the MSCI EAFE Small Cap Index, an index more representative of the Fund’s investment strategy.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill International Small Cap Fund

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	12/31/2022	17.46%
Lowest Quarterly Return:	3/31/2020	(34.51)%

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill International Small Cap Fund	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	7.77%	3.28%	4.27%
Return After Taxes on Distributions	5.87%	2.20%	3.23%
Return After Taxes on Distributions and Sale of Fund Shares	6.14%	2.56%	3.27%
Retail Class
Return Before Taxes	7.65%	3.13%	4.08%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	1.82%	2.30%	5.52%
MSCI ACWI ex-USA Investable Market Index (reflects no deduction for fees, expenses or taxes)	5.23%	4.12%	4.91%

SUMMARY SECTIONS

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Scott E. Decatur, Ph.D. Director of Quantitative International Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	May 31, 2011*

Nicholas C. Fedako, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	May 31, 2011*

*	Since inception of the Philadelphia International Small Cap Predecessor Fund

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTIONS

Segall Bryant & Hamill International Equity Fund

Investment Objective

The Segall Bryant & Hamill International Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%		0.75%
Distribution (12b-1) Fees		None		None
Other Expenses		13.48%		13.36%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	13.23%		13.26%
Total Annual Fund Operating Expenses		14.23%		14.11%
Fee Waivers and/or Expense Reimbursements(2)		(13.24)%		(13.27)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(2)		0.99%		0.84%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$101	$2,794	$5,013	$8,998
Institutional Class	$86	$2,763	$4,976	$8,966

Your expenses would be the same if you did not redeem your shares.

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Fund was 111% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of companies located outside of the United States,

●	The Fund’s Adviser considers a company to be international (that is outside of the United States) if: (i) it is organized under the laws of a foreign country or maintains its principal offices or headquarters in a foreign country; (ii) its securities are principally traded in a foreign country; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country, or has at least 50% of its assets in a foreign country. The Fund will allocate its assets among various regions and countries, with a minimum of ten countries.

●	The Fund may purchase equity securities on exchanges where the companies are located, on exchanges other than where companies are domiciled (often traded as dual listed securities) or in the form of Depository Receipts, which include American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or similar securities. The Fund may also purchase participatory notes (commonly known as “P-notes”) issued by foreign banks or brokers evidencing ownership of underlying stocks issued by a foreign company. This type of investment allows the Fund to have exposure to foreign securities without trading directly in the local market.

●	The Fund’s Adviser uses proprietary quantitative models to evaluate and select countries and securities for the Fund’s portfolio. The Fund’s Adviser evaluates and selects securities based on value, momentum and profitability models. The Fund may engage in active and frequent trading.

●	The team utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (ESG) practices within its investment process. The quantitative strategies utilize a top-down approach for assessing ESG characteristics of the portfolio. Specifically, the team controls the aggregate ESG exposure relative to the benchmark similar to other risk factors such as country or sector.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

SUMMARY SECTIONS

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Country Risk: The Fund may, for finite periods and from time to time, focus its investments in companies that are in a single country or a small number of countries. Focusing investments in a small number of countries may make the Fund more susceptible to currency fluctuations and adverse economic, business, regulatory or other developments affecting that country or group of countries. If an economic downturn occurs in a country in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

●	Value Investing Risk: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

●	Foreign Securities Risk: The Fund may invest in non-U.S.-traded securities. There are risks and costs involved in investing in non-U.S.-traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements, and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability, and adverse changes in diplomatic relations between the United States and that foreign country.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Quantitative Modeling Risk: Quantitative models, including stock and country selection ranking models, use mathematical and statistical techniques to identify investment opportunities and may not yield the desired goals. The accuracy of the quantitative model depends on the quality and reliability of the data used for analysis.

●	Japan Risk: The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan’s exports could present risks to a fund’s investments in Japan.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by

SUMMARY SECTIONS

the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

●	Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

For periods prior to December 8, 2023, the performance shown below is for the Segall Bryant & Hamill International Fund, LP (the “Predecessor Fund”), an unregistered limited partnership managed by the portfolio managers of the Fund. The Predecessor Fund was reorganized into the Institutional Class shares on December 8, 2023, the date that the Segall Bryant & Hamill International Equity Fund commenced operations. The Segall Bryant & Hamill International Equity Fund has been managed in the same style and by the same portfolio managers since the Predecessor Fund’s inception on October 27, 2021. The Segall Bryant & Hamill International Equity Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the Predecessor Fund’s investment goals, policies, guidelines and restrictions. The Predecessor Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charged when the Segall Bryant & Hamill International Equity Fund was a limited partnership. The Predecessor Fund’s performance is net of management fees and other expenses. From its inception on October 27, 2021, through December 7, 2023, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Segall Bryant & Hamill International Equity Fund’s performance.

Retail Class shares would have similar annual returns to Institutional Class shares and the Predecessor Fund because they are invested in the same portfolio of securities, however, the returns for Retail Class shares would be different from the Institutional Class shares and the Predecessor Fund because Retail Class shares have different expenses than Institutional Class shares and the Predecessor Fund. Performance information for Retail Class shares will be included after the share class has been in operation for one complete calendar year.

The following bar chart and table provide an indication of the risk of investing in the Segall Bryant & Hamill International Equity Fund by showing changes in the Fund’s performance (including that of the Predecessor Fund as described above) from year to year, and by showing how the Fund’s average annual returns for one-year and since inception periods compare with those of the MSCI ACWI ex-USA Investable Market Index, a broad-based securities market index, and the MSCI EAFE Index, an index more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes and including the past performance of the Predecessor Fund) does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

SUMMARY SECTIONS

Segall Bryant & Hamill International Equity Fund

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	12/31/2022	19.20%
Lowest Quarterly Return:	6/30/2022	(14.16)%

The returns above are for the Institutional Class of the Fund. The Retail Class would have substantially similar annual returns to the Institutional Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2024)

The Predecessor Fund was an unregistered limited partnership and, therefore, did not qualify as a regulated investment company for federal income tax purposes and was not required to make regular distributions of income or capital gains. As a result, after-tax returns for the Predecessor Fund are not shown.

Segall Bryant & Hamill International Equity Fund	1 Year	Since Inception*
Institutional Class
Return Before Taxes	4.58%	4.23%
Return After Taxes on Distributions	2.66%	3.62%
Return After Taxes on Distributions and Sale of Fund Shares	3.87%	3.21%
Retail Class
Return Before Taxes	4.49%	4.10%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	3.82%	1.54%
MSCI ACWI ex-USA Investable Market Index (reflects no deduction for fees, expenses or taxes)	5.23%	0.09%

*	Institutional Class and Retail Class of the Fund commenced operations on December 8, 2023. For periods prior to December 8, 2023, the Institutional Class performance shown includes the Predecessor Fund which commenced operations on October 27, 2021. The performance figures for Retail Class includes the performance for Institutional Class for the periods prior to the start date of Retail Class, adjusted for the difference in Retail Class and Institutional Class expenses. Retail Class imposes higher expenses than Institutional Class.

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Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Scott E. Decatur, Ph.D. Director of Quantitative International Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	Since inception on December 8, 2023

Nicholas C. Fedako, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	Since inception on December 8, 2023

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Segall Bryant & Hamill Global All Cap Fund

Investment Objective

The Segall Bryant & Hamill Global All Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%		0.65%
Distribution (12b-1) Fees		None		None
Other Expenses		0.78%		0.79%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	0.53%		0.69%
Total Annual Fund Operating Expenses		1.43%		1.44%
Fee Waivers and/or Expense Reimbursements(2)		(0.54)%		(0.70)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(2)		0.89%		0.74%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$91	$399	$730	$1,667
Institutional Class	$76	$387	$720	$1,664

Your expenses would be the same if you did not redeem your shares.

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (including amounts borrowed for investment purposes) in equity securities of companies of any size, including small- and mid-capitalization companies as measured at the time of purchase. The Fund will primarily invest in common stock of companies traded on U.S. exchanges with market capitalization in excess of $1 billion. The MSCI World Mid Cap Index and the MSCI World Small Cap Index are indices which include companies with market capitalizations within the mid-cap and small-cap universe. The Fund will, under normal circumstances, invest at least 35% of its net assets in common stock of companies with market capitalizations similar in size to companies within the MSCI World Mid Cap Index and the MSCI World Small Cap Index.

●	Under normal circumstances, the Fund will invest at least 40% of its net assets in stocks of foreign companies drawn from at least three different countries (and at least 30% of its net assets in stocks of foreign companies if market conditions are not favorable).

●	The Adviser invests the Fund’s assets opportunistically based on market information and does not limit its investment analysis approach to value, growth, or core investment styles.

●	The Adviser believes that returns in excess of general market returns can be achieved by actively managing investment portfolios. The Fund invests in companies that the Adviser believes have superior growth potential and are trading at a discount to the Adviser’s estimate of the companies’ intrinsic value.

●	The Adviser’s investment process is driven by fundamental research utilizing a combination of external and proprietary research in its selection process. Through a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment, the Adviser seeks to identify companies that have historically generated, or are positioned to generate, superior returns on investments.

●	The Fund can invest in securities of companies whose stock is traded on U.S. or foreign markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

●	The Fund considers “foreign companies” to include those domiciled outside of the United States or with the principal trading market of their securities outside of the United States.

●	SBH also utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes ESG factors may be important drivers of value in conjunction with the underlying strength and potential of a business, however its consideration of these factors would not necessarily result in a company being included or excluded from the evaluation process but rather would contribute to the overall evaluation of that company.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Market Capitalization Risk: To the extent a Fund invests in securities issued by small-, medium- or large capitalization companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted. The small- and medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-and medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources,

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and may depend upon a relatively small management group. Therefore, small- and medium-sized stocks may be more volatile than those of larger companies. Small- and medium-sized companies may be more thinly traded than larger, more established companies.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Foreign Securities Risk: The Fund may invest in non-U.S.-traded securities. There are risks and costs involved in investing in non-U.S.-traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements, and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability, and adverse changes in diplomatic relations between the United States and that foreign country.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

●	Information Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss, or impairment of, or inability to enforce, these rights may adversely affect the profitability of these companies.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, focus its investments in companies that are in a single sector or related sector, due to reasons such as a rebalancing or reconstitution of a benchmark index. Focusing investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory

SUMMARY SECTIONS

or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Country Risk: The Fund may, for finite periods and from time to time, focus its investments in companies that are in a single country or a small number of countries. Focusing investments in a small number of countries may make the Fund more susceptible to currency fluctuations and adverse economic, business, regulatory or other developments affecting that country or group of countries. If an economic downturn occurs in a country in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Currency Risk: The Fund’s exposure to foreign markets may affect the net asset value and total return of the Fund due to fluctuations in currency exchange rates.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one, five, and ten years compare with those of a broad-based securities market index. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Please note that for longer term performance numbers, prior to April 29, 2016 the Fund was known as the Westcore Blue Chip Dividend Fund, prior to April 30, 2018 the Fund was known as the Westcore Global Large-Cap Dividend Fund, and prior to September 19, 2020 the Fund was known as the Segall Bryant & Hamill Global Large Cap Fund.

Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill Global All Cap Fund

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	6/30/2020	16.21%
Lowest Quarterly Return:	3/31/2020	(23.72)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

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Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class; after-tax returns for the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Global All Cap Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	16.28%	8.30%	8.21%
Return After Taxes on Distributions	14.85%	6.39%	6.37%
Return After Taxes on Distributions and Sale of Fund Shares	10.74%	6.10%	6.14%
Institutional Class
Return Before Taxes	16.36%	8.43%	8.35%
MSCI World Index (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	18.67%	11.17%	9.95%

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Suresh Rajagopal, CFA Director All/Mid Cap Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 23, 2020

Ralph M. Segall, CFA, CIC Chief Investment Officer – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 23, 2020

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SEGALL BRYANT & HAMILL SHORT TERM PLUS FUND

Investment Objective

The Segall Bryant & Hamill Short Term Plus Fund (the “Fund”) seeks to provide current income and competitive total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.25%		0.25%
Distribution (12b-1) Fees		None		None
Other Expenses		1.39%		1.06%
Shareholder service fee(1)	0.19%		0.10%
All other expenses	1.20%		0.96%
Total Annual Fund Operating Expenses		1.64%		1.31%
Fee Waivers and/or Expense Reimbursements(2)		(1.15)%		(0.91)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(2)		0.49%		0.40%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.49% and 0.40% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense wavers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$50	$405	$783	$1,847
Institutional Class	$41	$325	$631	$1,499

Your expenses would be the same if you did not redeem your shares.

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund invests 80% or more of its assets in investment-grade debt securities–those rated in the top four rating categories by at least one nationally recognized rating agency, such as Moody’s or Standard & Poor’s (a “Rating Agency”). The dollar-weighted average quality is expected to be “Baa” or better. A “Baa” rating typically is the lowest of the four investment-grade categories.

●	The Fund may invest up to twenty percent (20%) of its assets in high yield securities. The Fund considers “high yield” securities to include securities rated, at the time of purchase, below investment grade by at least one Rating Agency or are unrated and determined to be of comparable quality by the Adviser and may include securities that are already in default.

●	The Fund expects to maintain an effective duration of between 0 and 2 years and an effective maturity of between 0 and 3 years, under normal circumstances.

●	Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in investment-grade securities with average maturities of five years or less and the dollar weighted average maturity will be three years or less. Investment-grade securities for purposes of this limitation include corporate bonds, government and agency securities, mortgage-backed securities, mortgage pass-through securities, asset-backed securities, taxable municipal bonds, bonds issued in the U.S. by foreign entities, and zero coupon bonds.

●	Although the Fund normally focuses on U.S. dollar-denominated securities, the Fund may invest up to ten percent (10%) in non-U.S. dollar-denominated securities.

●	The portfolio management team implements an investment strategy that is based on bottom up research and security selection. The team opportunistically seeks inefficiencies within the bond market created by the size of the market, behaviors of large investors and the nature of over-the-counter trading. The team also opportunistically focuses on discrepancies in credit ratings provided by different credit rating agencies to provide income.

●	The team uses a multiple step screening process and internally built modeling to identify suitable investments, taking into account financial and credit strength, operating cash flow, free cash flow stability, interest coverage and leverage ratios. The team typically focuses on publicly available data and company data rather than third-party research. The team also meets with company management teams in a variety of venues, including direct phone contact, conferences, one-on-one meetings at conferences, visits to our offices, company-site analyst days and quarterly earnings calls, to better understand potential investments.

●	SBH utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes responsible corporate citizenship is additive to the creditworthiness of underlying issuers and contributes to our quality determination and assessment of risks, however consideration of ESG factors would not necessarily result in an issuer being included or excluded from the evaluation process.

●	Using a collaborative approach grounded in proprietary research, the team constructs a diversified portfolio by issuer to seek to minimize issuer-specific credit risk. Potential transactions are analyzed to evaluate impact on the entire portfolio.

●	Securities may be sold when conditions have changed, and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target or better relative investment opportunities have been identified.

SUMMARY SECTIONS

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Fixed Income Securities Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. Additionally, there is a possibility that the Fund’s income may decline due to a decrease in interest rates.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the market. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.

●	Credit Risk: An issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer. In such cases, the value of the Fund’s portfolio could fall.

●	Corporate Bond Risk: The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●	Interest Rate Risk: A principal risk of investing in the Fund is that the value of a fixed income portfolio will generally decrease when interest rates rise, which means the Fund’s net asset value (“NAV”) will likewise decrease. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter- term securities. For example, the approximate percentage change in the price of a security with a two -year duration would be expected to drop by approximately 2% in response to a 1% increase in interest rates.

●	Prepayment Risk: A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund’s share price because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.

●	Industrial Sector Risk: The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

SUMMARY SECTIONS

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities, and by extension, the value of the Fund’s portfolio. Mortgage-backed securities are also subject to pre-payment risk. Due to their often-complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

●	Below-Investment Grade Securities Risk: High-yield fixed income securities, sometimes referred to as “junk” bonds, are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower quality securities involve greater risk to principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates rise.

●	U.S. Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

SUMMARY SECTIONS

Performance Information

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one - and five-years and since inception compare with those of the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, and the Bloomberg U.S. Government/Credit 1-3 Year Index, an index more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill Short Term Plus Fund

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	6/30/2020	3.41%
Lowest Quarterly Return:	3/31/2020	(2.65)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class, after-tax returns for the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Short Term Plus Fund	1 Year	5 Years	Since Inception*
Retail Class
Return Before Taxes	5.19%	1.96%	2.25%
Return After Taxes on Distributions	3.42%	1.15%	1.39%
Return After Taxes on Distributions and Sale of Fund Shares	3.05%	1.16%	1.36%
Institutional Class
Return Before Taxes	5.17%	2.06%	2.33%
Bloomberg U.S. Government/Credit 1-3 Year Index (reflects no deduction for fees, expenses or taxes)	4.36%	1.58%	2.05%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.27%

*	Institutional Class and Retail Class of the Fund commenced operations on December 14, 2018.

SUMMARY SECTIONS

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
James D. Dadura, CFA Director of Fixed Income – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 14, 2018

Gregory C. Hosbein, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 14, 2018

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTIONS

Segall Bryant & Hamill Plus Bond Fund

Investment Objective

The Segall Bryant & Hamill Plus Bond Fund (the “Fund”) seeks to achieve long-term total rate of return consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.35%		0.35%
Distribution (12b-1) Fees		None		None
Other Expenses		0.34%		0.19%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	0.09%		0.09%
Total Annual Fund Operating Expenses		0.69%		0.54%
Fee Waivers and/or Expense Reimbursements(2)		(0.14)%		(0.14)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(2)		0.55%		0.40%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% and 0.40% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$56	$207	$370	$845
Institutional Class	$41	$159	$288	$664

Your expenses would be the same if you did not redeem your shares.

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund invests 65% or more of its assets in investment-grade debt securities–those rated in the top four rating categories by at least one nationally recognized rating agency, such as Moody’s or Standard & Poor’s (a “Rating Agency”). The dollar-weighted average quality is expected to be “Baa” or better. A “Baa” rating typically is the lowest of the four investment-grade categories. The Fund may invest up to thirty-five percent (35%) of its assets in below investment-grade securities, (also known as “junk” bonds), which are securities rated below investment-grade by a Rating Agency or are unrated and determined to be of comparable quality by the Adviser and may include bonds that are already in default.

●	Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in bonds of varying maturities. Bonds for purposes of this limitation include corporate bonds, convertible bonds, government and agency securities, mortgage-backed securities, asset-backed securities, and zero coupon bonds.

●	The Fund may invest up to twenty percent (20%) in equity securities, generally in preferred stocks, but common stocks are allowed.

●	Although the Fund normally focuses on U.S. dollar-denominated securities, the Fund may invest up to twenty-five percent (25%) in non-U.S. dollar-denominated securities.

●	The portfolio management team implements an investment strategy that is based on the belief that consistently strong risk-adjusted returns are best achieved through an emphasis on securities with higher income streams (typically non-Treasury sectors). The team seeks to deliver alpha, or risk-adjusted excess return, relative to the Fund’s benchmark, primarily through security and sector selection. However, the team opportunistically uses top-down strategies, such as increasing or decreasing exposure to interest rate changes, when market conditions are compelling.

●	Credit analysis is at the core of the investment process, as the team believes valuation anomalies between sectors and securities are most effectively captured through proprietary fundamental research and a long-term investment orientation. The process also leverages the resources of the Adviser’s equity research teams, providing diverse perspectives and added knowledge about the securities the team analyzes.

●	The Fund expects to maintain an effective duration of between 4 and 7 years and an effective maturity of between 7 and 12 years, under normal circumstances.

●	Using a collaborative approach grounded in proprietary research, the team constructs a diversified portfolio by issuer to seek to minimize issuer-specific credit risk.

●	SBH utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes responsible corporate citizenship is additive to the creditworthiness of underlying issuers and contributes to our quality determination and assessment of risks, however consideration of ESG factors would not necessarily result in an issuer being included or excluded from the evaluation process.

●	Securities may be sold when conditions have changed and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Fixed Income Securities Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. Additionally, there is a possibility that the Fund’s income may decline due to a decrease in interest rates.

SUMMARY SECTIONS

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the market. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.

●	Credit Risk: An issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer. In such cases, the value of the Fund’s portfolio could fall.

●	Corporate Bond Risk: The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●	Interest Rate Risk: A principal risk of investing in the Fund is that the value of a fixed income portfolio will generally decrease when interest rates rise, which means the Fund’s net asset value (“NAV”) will likewise decrease. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a two-year duration would be expected to drop by approximately 2% in response to a 1% increase in interest rates.

●	Prepayment Risk: A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund’s share price because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.

●	Extension Risk: The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

●	Below-Investment Grade Securities Risk: High-yield fixed income securities, sometimes referred to as “junk” bonds, are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower quality securities involve greater risk to principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates rise.

●	Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities, and by extension, the value of the Fund’s portfolio. Mortgage-backed securities are also subject to pre-payment risk. Due to their often-complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

SUMMARY SECTIONS

●	U.S. Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one -, five-, and ten-years compare with those of a broad-based securities market index. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill Plus Bond Fund

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	12/31/2023	7.24%
Lowest Quarterly Return:	3/31/2022	(5.85)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class, after-tax returns for the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

SUMMARY SECTIONS

Segall Bryant & Hamill Plus Bond Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	1.99%	0.53%	1.95%
Return After Taxes on Distributions	0.34%	(0.87)%	0.50%
Return After Taxes on Distributions and Sale of Fund Shares	1.17%	(0.14)%	0.89%
Institutional Class
Return Before Taxes	2.17%	0.69%	2.11%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Troy A. Johnson, CFA Director of Fixed Income Research – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	April 30, 2014

Darren G. Hewitson, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	March 31, 2018

Gregory M. Shea, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	March 31, 2018

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTIONS

Segall Bryant & Hamill Quality High Yield Fund

Investment Objective

The Segall Bryant & Hamill Quality High Yield Fund (the “Fund”) seeks to achieve long-term total rate of return consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.45%		0.45%
Distribution (12b-1) Fees		None		None
Other Expenses		0.57%		0.41%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	0.32%		0.31%
Total Annual Fund Operating Expenses		1.02%		0.86%
Fee Waivers and/or Expense Reimbursements(2)		(0.17)%		(0.16)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(2)		0.85%		0.70%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% and 0.70% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$87	$308	$547	$1,232
Institutional Class	$72	$258	$461	$1,046

Your expenses would be the same if you did not redeem your shares.

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund invests in a wide variety of income-producing securities, primarily through investments in bonds (which includes, but is not limited to, corporate bonds, government and agency securities, mortgage-backed securities, asset-backed securities, and zero coupon bonds), and to a lesser extent, through convertible bonds and equity securities, including both convertible and non-convertible preferred stock and common stock.

●	Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in “high yield” securities.

●	The Fund considers “high yield” securities to include securities rated, at the time of purchase, below investment grade by at least one nationally recognized rating agency, such as Moody’s or Standard & Poor’s (a “Rating Agency”) or are unrated and determined to be of comparable quality by the Adviser and may include securities that are already in default.

●	Although the Fund normally focuses on U.S. dollar-denominated securities, the Fund may invest up to twenty-five percent (25%) in non-U.S. dollar-denominated securities.

●	The Fund emphasizes investments in corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the portfolio management team’s research to identify companies with stable or improving credit characteristics, which may result in price appreciation.

●	The Fund may invest in other securities, including equity securities, primarily common and preferred stock, trust preferred securities, debt issued by REITs, mortgage-backed, and asset-backed securities, which may also offer higher yield than government securities.

●	The Fund’s portfolio management team implements an investment strategy that is based on the belief that consistently strong risk-adjusted returns are best achieved through an emphasis on securities with higher income streams (typically non-Treasury sectors). The portfolio management team seeks to deliver alpha, or risk-adjusted excess return, relative to the Fund’s benchmark, primarily through security and sector selection and, secondarily, through portfolio level decisions.

●	Using a collaborative approach grounded in proprietary research, the team constructs a diversified portfolio with a “quality” focus by issuer to seek to minimize issuer-specific credit risk.

●	Credit analysis is at the core of the investment process, as the team believes valuation anomalies between sectors and securities are most effectively captured through proprietary fundamental research and a long-term investment orientation. The process also leverages the resources of the Adviser’s equity research teams, providing diverse perspectives and added knowledge about the securities the team analyzes.

●	SBH utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes responsible corporate citizenship is additive to the creditworthiness of underlying issuers and contributes to our quality determination and assessment of risks, however consideration of ESG factors would not necessarily result in an issuer being included or excluded from the evaluation process.

●	Securities may be sold when conditions have changed and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Below-Investment Grade Securities Risk: High-yield fixed income securities, sometimes referred to as “junk” bonds, are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower quality securities involve greater risk to principal and income than higher-quality securities, including the

SUMMARY SECTIONS

possibility of default or bankruptcy of the issuers of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates rise.

●	Credit Risk: An issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer. In such cases, the value of the Fund’s portfolio could fall.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Corporate Bond Risk: The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●	Extension Risk: The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

●	Prepayment Risk: A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund’s share price because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the market. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Fixed Income Securities Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. Additionally, there is a possibility that the Fund’s income may decline due to a decrease in interest rates.

●	Portfolio Management Risk: The Fund is subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.

●	Interest Rate Risk: A principal risk of investing in the Fund is that the value of a fixed income portfolio will generally decrease when interest rates rise, which means the Fund’s net asset value (“NAV”) will likewise decrease. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a two-year duration would be expected to drop by approximately 2% in response to a 1% increase in interest rates.

●	Industrial Sector Risk: The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments

SUMMARY SECTIONS

affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one -, five-, and ten-years compare with those of the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, and the Bloomberg U.S. High Yield 2% Issuer Capped Index, an index more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill Quality High Yield Fund

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	6/30/2020	9.12%
Lowest Quarterly Return:	3/31/2020	(9.42)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class, after-tax returns for the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

SUMMARY SECTIONS

Segall Bryant & Hamill Quality High Yield Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	5.53%	3.40%	4.33%
Return After Taxes on Distributions	3.73%	1.71%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	3.25%	1.86%	2.48%
Institutional Class
Return Before Taxes	5.76%	3.57%	4.51%
Bloomberg U.S. High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	8.19%	4.20%	5.16%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Troy A. Johnson, CFA Director of Fixed Income Research – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	April 30, 2009

Gregory M. Shea, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	May 10, 2016

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTIONS

Segall Bryant & Hamill Municipal Opportunities Fund

Investment Objective

The Segall Bryant & Hamill Municipal Opportunities Fund (the “Fund”) seeks income exempt from Federal income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.35%		0.35%
Distribution (12b-1) Fees		None		None
Other Expenses		0.46%		0.25%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	0.21%		0.15%
Total Annual Fund Operating Expenses		0.81%		0.60%
Fee Waivers and/or Expense Reimbursements(2)		(0.16)%		(0.10)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(2)		0.65%		0.50%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 either in the Retail Class shares or Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$66	$243	$434	$987
Institutional Class	$51	$182	$325	$740

Your expenses would be the same if you did not redeem your shares.

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund focuses primarily on investment-grade quality municipal bonds that are rated in one of the four highest investment-grade categories at the time of purchase by one or more nationally recognized rating agencies such as Moody’s or Standard & Poor’s (“Rating Agencies”).

●	Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in municipal bonds. The portfolio management team understands municipal bonds to include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer. Issuers may be states, territories, and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities.

●	The Fund expects to maintain a dollar-weighted average duration of four to seven years and a dollar-weighted average effective maturity of five to 12 years, under normal circumstances.

●	The Fund may invest up to thirty percent (30%) of its total assets at the time of purchase in municipal bonds rated below investment grade (commonly referred to as “junk” bonds).

●	The Fund may invest in unrated bonds. The portfolio management team determines the comparable quality of such instruments to determine if they meet the Fund’s rating requirements.

●	The team researches the financial condition of various counties, public projects, school districts and taxing authorities to seek to fully understand the issuer’s ability to generate revenues or levy taxes in order to meet its obligations.

●	If the team identifies what it believes are relative valuation opportunities, the Fund may invest up to twenty percent (20%) of its total net assets at time of purchase in taxable bonds including, but not limited to, corporate bonds, taxable municipal bonds, government and agency securities, mortgage-backed securities, asset-backed securities, and zero coupon bonds. The Fund may invest up to half of this allocation in taxable “junk” bonds.

●	The Fund may, from time to time, invest up to ten percent (10%) of its total net assets at time of purchase in other investment companies and vehicles, including but not limited to, exchange-traded funds (ETFs) and closed-end funds.

●	SBH also utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes ESG factors may be important drivers of value in conjunction with the underlying strength and potential of an issuer, however its consideration of these factors would not necessarily result in an issuer being included or excluded from the evaluation process but rather would contribute to the overall evaluation of that issuer.

●	Securities may be sold when conditions have changed and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target, or better relative investment opportunities have been identified. However, an important consideration in all sell decisions is whether the sale would generate a possible realized capital gain.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Municipal Securities Risk: The Fund will be highly impacted by events tied to the overall municipal securities markets, which can be very volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Certain sectors of the municipal bond market have special risks that can impact such sectors more significantly than the market as a whole. The securities in which the Fund invests may not be guaranteed by the United States government or supported by the full faith and credit of the United States.

●	Credit Risk: An issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer. In such cases, the value of the Fund’s portfolio could fall.

SUMMARY SECTIONS

●	Fixed Income Securities Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. Additionally, there is a possibility that the Fund’s income may decline due to a decrease in interest rates.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the market. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is also subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.

●	States and U.S. Territories: The Fund’s portfolio is expected to be diversified among issuers of municipal securities. From time to time, however, the Fund may have a significant position in the municipal securities of a particular state or territory, such as Puerto Rico. Under these circumstances, events in that state or territory may affect the Fund’s investments and performance. These events may include economic or political policy changes, tax base erosion, constitutional limits or tax increases, budget deficits or other financial difficulties, and changes in the credit ratings assigned to municipal issuers of the state or territory.

●	Interest Rate Risk: A principal risk of investing in the Fund is that the value of a fixed-income portfolio will generally decrease when interest rates rise, which means the Fund’s net asset value (“NAV”) will likewise decrease. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a two-year duration would be expected to drop by approximately 2% in response to a 1% increase in interest rates.

●	Extension Risk: The Fund is also subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

●	Prepayment Risk: A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund’s share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.

●	Tax Risk: The Fund may be adversely impacted by changes in tax rates, tax laws and tax policies. Distributions from the Fund may be taxable. The qualification of bonds owned by the Fund as tax-exempt may be challenged by the IRS or by a state taxing authority because of interpretations by taxing authorities or noncompliant conduct of a municipality, and/or may be adversely affected by future legislative, administrative or judicial activity. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to shareholders that are subject to the alternative minimum tax.

●	Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

●	Below-Investment Grade Securities Risk: High-yield fixed income securities, sometimes referred to as “junk” bonds, are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities involve greater risk to principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.

SUMMARY SECTIONS

●	Municipal Securities Insurance Risk: Municipal securities insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one-year, five-years, and since inception compare with those of the Bloomberg Municipal Bond Index, a broad-based securities market index, and the Bloomberg 1-15 Year Municipal Blend Index, an index more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill Municipal Opportunities Fund

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	12/31/2023	5.72%
Lowest Quarterly Return:	3/31/2022	(5.67)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

SUMMARY SECTIONS

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class, after-tax returns for the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Municipal Opportunities Fund	1 Year	5 Years	Since Inception*
Retail Class
Return Before Taxes	3.05%	1.06%	2.88%
Return After Taxes on Distributions	2.58%	0.71%	2.49%
Return After Taxes on Distributions and Sale of Fund Shares	2.80%	1.20%	2.63%
Institutional Class
Return Before Taxes	3.09%	1.20%	3.04%
Bloomberg 1-15 Year Municipal Blend Index (reflects no deduction for fees, expenses or taxes)	0.88%	1.08%	2.28%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.47%

*	Institutional Class and Retail Class of the Fund commenced operations on December 16, 2016.

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Manager

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Nicholas J. Foley Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 16, 2016

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

The Fund intends to make distributions that will not be subject to federal income taxation. Some distributions made by the Fund may be taxable as [ordinary income or capital gains]. Distributions that are derived from certain interest paid on certain bonds may be an item of tax preference if you are subject to the federal alternative minimum tax. If you are investing through an arrangement, such as a 401(k) plan or an individual retirement account, that is already tax advantaged, you may not achieve additional tax benefits by investing in a tax-exempt mutual fund.

SUMMARY SECTIONS

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTIONS

Segall Bryant & Hamill Colorado Tax Free Fund

Investment Objective

The Segall Bryant & Hamill Colorado Tax Free Fund (the “Fund”) seeks income exempt from both federal and Colorado state personal income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.35%		0.35%
Distribution (12b-1) Fees		None		None
Other Expenses		0.36%		0.21%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	0.11%		0.11%
Total Annual Fund Operating Expenses		0.71%		0.56%
Fee Waivers and/or Expense Reimbursements(2)		(0.06)%		(0.06)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(2)		0.65%		0.50%

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$66	$221	$389	$877
Institutional Class	$51	$173	$307	$696

Your expenses would be the same if you did not redeem your shares.

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund focuses primarily on investment-grade quality municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more nationally recognized rating agencies such as Moody’s or Standard & Poor’s (“Rating Agencies”).

●	Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in securities, the income from which is exempt from both federal and Colorado state income tax.

●	Under normal circumstances, a minimum of 80% of the portfolio will be rated investment-grade at the time of purchase.

●	The Fund may invest up to twenty percent (20%) of its total assets in municipal bonds rated below investment grade.

●	The Fund may invest in unrated bonds. The portfolio management team determines the comparable quality of such instruments to determine if they meet the Fund’s rating requirements.

●	The team researches the financial condition of various counties, public projects, school districts, and taxing authorities to seek to fully understand the issuer’s ability to generate revenues or levy taxes in order to meet its obligations.

●	Given the Fund’s tax-exempt focus, the team also strives to maintain a low portfolio turnover in an effort to minimize the Fund’s capital gain distributions.

●	In addition, the team generally avoids investing in municipal bonds that are subject to the alternative minimum tax but may do so if they believe they provide sufficient relative value.

●	The team seeks to purchase securities from many areas of Colorado to reduce the economic risk to the portfolio from any particular local economy within the state.

●	SBH also utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes ESG factors may be important drivers of value in conjunction with the underlying strength and potential of an issuer, however its consideration of these factors would not necessarily result in an issuer being included or excluded from the evaluation process but rather would contribute to the overall evaluation of that issuer.

●	Securities may be sold when conditions have changed and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target or better relative investment opportunities have been identified. However, an important consideration in all sell decisions is whether the sale would generate a possible realized capital gain.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	State Specific Risk: The Fund is subject to the risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado. Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds, such as a national tax-exempt fund.

●	Municipal Securities Risk: The Fund will be highly impacted by events tied to the overall municipal securities markets, which can be very volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Certain sectors of the municipal bond market have special risks that can impact such sectors more significantly than the market as a whole. The securities in which the Fund invests may not be guaranteed by the United States government or supported by the full faith and credit of the United States.

SUMMARY SECTIONS

●	Credit Risk: An issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer. In such cases, the value of the Fund’s portfolio could fall.

●	Fixed Income Securities Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. Additionally, there is a possibility that the Fund’s income may decline due to a decrease in interest rates.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the market. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is also subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.

●	Tax Risk: The Fund may be adversely impacted by changes in tax rates, tax laws and tax policies. Distributions from the Fund may be taxable. The qualification of bonds owned by the Fund as tax-exempt may be challenged by the IRS or by a state taxing authority because of interpretations by taxing authorities or noncompliant conduct of a municipality, and/or may be adversely affected by future legislative, administrative or judicial activity. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to shareholders that are subject to the alternative minimum tax.

●	Non-Diversification Risk: The Fund is a non-diversified fund even though the portfolio management team generally limits investments in any one issuer to less than 5% at the time of purchase. This is because many Colorado municipal securities are guaranteed by the State of Colorado, and as such, must be considered as being backed by the same entity. Funds that are considered non-diversified under the Investment Company Act of 1940 may be considered a greater risk when compared to a diversified fund.

●	Interest Rate Risk: A principal risk of investing in the Fund is that the value of a fixed-income portfolio will generally decrease when interest rates rise, which means the Fund’s net asset value (“NAV”) will likewise decrease. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a two-year duration would be expected to drop by approximately 2% in response to a 1% increase in interest rates.

●	Extension Risk: The Fund is also subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

●	Prepayment Risk: A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund’s share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.

●	Municipal Securities Insurance Risk: Municipal securities insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue.

SUMMARY SECTIONS

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one-, five-, and ten-years compare with those of the Bloomberg Municipal Bond Index, a broad-based securities market index, and the Bloomberg 1-15 Year Municipal Blend Index, an index more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Segall Bryant & Hamill Colorado Tax Free Fund

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	12/31/2023	6.27%
Lowest Quarterly Return:	3/31/2022	(4.98)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

SUMMARY SECTIONS

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Colorado Tax Free Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	2.39%	0.57%	1.80%
Return After Taxes on Distributions	2.20%	0.47%	1.70%
Return After Taxes on Distributions and Sale of Fund Shares	2.63%	1.00%	1.95%
Institutional Class
Return Before Taxes	2.53%	0.71%	1.92%*
Bloomberg 1-15 Year Municipal Blend Index (reflects no deduction for fees, expenses or taxes)	0.88%	1.08%	2.04%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.25%

*	Institutional Class commenced operations on April 29, 2016. The ten-year performance figure for Institutional Class includes the performance for Retail Class for the periods prior to the start date of the Institutional Class. The Institutional Class performance has not been adjusted to reflect the lower fees and expenses of the Institutional Class because (1) the Retail Class represent interests in the same portfolio of securities; and (2) the fees and expenses of the Institutional Class are lower than the Retail Class.

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Manager

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Nicholas J. Foley Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	May 10, 2016

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

The Segall Bryant & Hamill Colorado Tax Free Fund intends to make distributions that will not be subject to federal or Colorado state income tax. However, some distributions may be taxable as ordinary income or capital gains except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Distributions that are derived from interest paid on certain bonds may be an item of tax preference if you are subject to the federal alternative minimum tax. If you are investing through a tax-qualified arrangement, such as a 401(k) plan or an individual retirement account, special tax rules will apply, and you may receive no additional tax benefits by investing in a tax-exempt mutual fund.

SUMMARY SECTIONS

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTIONS

BARRETT GROWTH FUND

Investment Objective

The Barrett Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation and to maximize after-tax returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the example below.

Shareholder Fees (fees paid directly from your investment)	Retail Class
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%
Distribution (12b-1) Fees		None
Other Expenses(1)		0.78%
Shareholder service fee(2)	0.25%
All other expenses	0.53%
Total Annual Fund Operating Expenses		1.43%
Fee Waivers and/or Expense Reimbursements(3)		(0.44)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(3)		0.99%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

(2)	The Fund’s Retail Class may pay a fee at an annual rate of up to 0.25% of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(3)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$101	$409	$740	$1,675

Your expenses would be the same if you did not redeem your shares.

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. For the most recent fiscal year ended, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund invests primarily in a diversified portfolio of common stocks of large- and mid-cap U.S. companies, as well as global companies traded on a U.S. exchange, selected by the Adviser. The Fund considers mid-cap companies to be companies with market capitalizations of approximately $2 billion to $15 billion and large-cap companies to be companies with market capitalizations greater than $15 billion.

●	The Adviser utilizes fundamental research to identify companies that have strong growth and earnings potential and can be purchased at reasonable prices. Quantitative screens are employed of various databases to identify potential companies to research. When analyzing a company’s growth prospects, the Adviser evaluates the revenue growth opportunity, the opportunity for margin expansion and the financial strength to take advantage of opportunities.

●	The Adviser focuses on identifying companies that will produce earnings and cash flow growth in excess of companies in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

●	In addition to companies that produce superior earnings growth, the Adviser invests primarily in companies that generate free cash flow, are leaders in their respective industries, and have records that point to management’s focus on shareholder enhancement.

●	The Fund has a long-term investment outlook and does not intend to use short-term trading as a primary means of achieving its investment objective. When the Adviser anticipates that individual stocks will be sold, it attempts to manage the liquidation process to take advantage of longer holding periods for favorable long-term capital gains tax rates in order to optimize the after-tax return to Fund shareholders.

●	The Fund makes investments in companies that have solid long-term earnings prospects, and the Fund expects to hold these investments for prolonged periods of time, thereby avoiding short-term capital gains.

●	The Fund may invest up to 25% of its net assets in foreign securities and will normally make such investments through the purchase of American Depositary Receipts (“ADRs”).

●	Stocks are sold when there is likely to be deterioration in earnings growth or other financial metrics, including balance sheet items. Maintaining a competitive industry position and management stability are also important factors in retaining a company position. Unusually weak relative stock market performance is another signal that prompts the Adviser to reevaluate a holding.

●	The Adviser mitigates risk in several ways. In order to invest in a specific company, the Adviser carefully analyzes the company’s balance sheet and overall ability to withstand adverse economic conditions. More broadly, the Adviser diversifies the portfolio across multiple industries, economic sectors and geographic regions to reduce the risk of a particular industry’s or region’s weakness adversely affecting the Fund’s performance. Since the Adviser focuses on buying companies at reasonable valuations, the risk of overpaying for companies with strong earnings growth is also reduced. The Fund invests in companies across the large- and mid-capitalization spectrum which provides the Fund with exposure to companies of different revenue and earnings levels.

●	Finally, the Fund emphasizes objectivity in evaluating existing holdings and sells holdings when the fundamental outlook for a company is expected to deteriorate.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public

SUMMARY SECTIONS

health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

●	Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Growth Investing Risk: The Fund invests in companies that appear to be growth-oriented companies. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the growth style. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

●	Information Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss, or impairment of, or inability to enforce, these rights may adversely affect the profitability of these companies.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Large-Capitalization Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●	Medium-Sized Company Risk: The medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Medium-sized companies may be more thinly traded than larger, more established companies.

●	Net Unrealized Appreciation Risk: The Fund has a substantial amount of net unrealized appreciation. Subject to market conditions and Fund performance, the Adviser anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, will generally result in taxable distributions to shareholders (other than certain shareholders that are exempt from tax on such income). See “Dividends, Distributions and Taxes.”

●	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally

SUMMARY SECTIONS

bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

On November 20, 2023, the Fund acquired all of the assets and liabilities of the Barrett Growth Fund, a series of the Trust for Professional Managers (the “Predecessor Fund”), an unaffiliated registered investment company. The Predecessor Fund was advised by Barrett Asset Management, LLC. Performance results shown in the bar chart and the performance table below for periods prior to November 20, 2023 reflect the performance of the Predecessor Fund.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one-, five- and ten-years (including performance of the Predecessor Fund, as described above), compare with those of a broad-based securities market index. The Fund’s past performance (including the Predecessor Fund’s past performance), before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

Barrett Growth Fund

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	6/30/2020	22.72%
Lowest Quarterly Return:	6/30/2022	(17.54)%

SUMMARY SECTIONS

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Barrett Growth Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	28.35%	15.03%	13.20%
Return After Taxes on Distributions	25.58%	12.41%	11.62%
Return After Taxes on Distributions and Sale of Fund Shares	18.92%	11.54%	10.66%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser

Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”).

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
E. Wells Beck, CFA Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	November 20, 2023*

Amy Kong, CFA Portfolio Manager – Segall Bryant & Hamill, LLC	November 20, 2023*

*	E. Wells Beck, CFA, has served as a portfolio manager of the Predecessor Fund since 2006. Amy Kong, CFA, has served as a portfolio manager of the Predecessor Fund since 2020. Mr. Beck and Ms. Kong are jointly and primarily responsible for the day-to-day management of the Fund.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTIONS

BARRETT OPPORTUNITY FUND

Investment Objective

The Barrett Opportunity Fund (the “Fund”) seeks to achieve above average long term capital appreciation. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the example below.

Shareholder Fees (fees paid directly from your investment)	Retail Class
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%
Distribution (12b-1) Fees		None
Other Expenses(1)		0.85%
Shareholder service fee(2)	0.25%
All other expenses	0.60%
Total Annual Fund Operating Expenses		1.50%
Fee Waivers and/or Expense Reimbursements(3)		(0.51)%
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements(3)		0.99%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

(2)	The Fund’s Retail Class may pay a fee at an annual rate of up to 0.25% of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(3)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$101	$424	$770	$1,747

Your expenses would be the same if you did not redeem your shares.

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. For the most recent fiscal year ended, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund invests primarily in common stocks.

●	While the Adviser evaluates companies of all sizes, the Fund intends to invest primarily in companies with medium market capitalizations ($2 billion to $15 billion) and large market capitalizations (greater than $15 billion).

●	The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

●	The Adviser seeks to identify those companies whose securities are undervalued based on the Adviser’s judgment of the company’s sustainable earnings growth. The Adviser employs fundamental analysis to analyze each company in detail, ranking the management, strategy and competitive market position.

●	In selecting individual companies for investment, the Adviser considers how the following would affect a company’s earnings, the market price of its shares and the market’s evaluation of the company’s future earnings:

○	Changes in management, policies, corporate control or capitalization;

○	Changes in technology, marketing or production, the development of new products or services or the demand for existing products or services;

○	The effect of recent and anticipated capital expenditures; and

○	The effect of social, economic, political, legal and international developments.

●	The Fund may invest without limit in securities of issuers located in the United States, as well as other securities that are publicly traded in the United States, including sponsored American Depositary Receipts.

●	The Adviser emphasizes individual security selection while varying the Fund’s investments across industries, which may help to reduce risk.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

SUMMARY SECTIONS

●	Issuer Risk: The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to events such as (but not limited to) disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small- and medium-capitalization companies have generally gone up or down more than those of large capitalization companies because, among other things, small- and medium-capitalization companies may be more sensitive to changing economic conditions and tend to be less established than large capitalization companies, although even large capitalization companies may fall out of favor with investors.

●	Medium-Sized Company Risk: The medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Medium-sized companies may be more thinly traded than larger, more established companies. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Financial Sector Risk: The financial sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Large Capitalization Company Risk: Historically, the prices of securities of small- and medium-capitalization companies have generally fluctuated more than those of large capitalization companies because, among other things, small- and medium-capitalization companies may be more sensitive to changing economic conditions and tend to be less established, however, large capitalization companies may fall out of favor with investors.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Value Investing Risk: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

●	Net Unrealized Appreciation Risk: The Fund has a substantial amount of net unrealized appreciation. Subject to market conditions and Fund performance, the Adviser anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, will generally result in taxable distributions to shareholders (other than certain shareholders that are exempt from tax on such income). Under normal market conditions, the Adviser currently expects, but does not guarantee, that no more than 15% of the total amount of the Fund’s current built-in long-term capital gains will be realized in any one year. This expectation may change over the course of the year for a variety of reasons including, but not limited to, individual holdings, market events and changes in tax laws. See “Dividends, Distributions and Taxes.”

●	Non-diversification Risk: The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

●	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or

SUMMARY SECTIONS

to pass through voting rights. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

On November 20, 2023, the Fund acquired all the assets and liabilities of the Barrett Opportunity Fund, Inc., (the “Predecessor Fund”), an unaffiliated registered investment company. The Predecessor Fund was advised by Barrett Asset Management, LLC. Performance results shown in the bar chart and the performance table below for periods prior to November 20, 2023 reflect the performance of the Predecessor Fund.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one-, five- and ten-years (including performance of the Predecessor Fund, as described above), compare with those of a broad-based securities market index. The Fund’s past performance (including the Predecessor Fund’s past performance), before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll free (800) 392-2673.

Barrett Opportunity Fund

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return:	6/30/2020	16.98%
Lowest Quarterly Return:	3/31/2020	(24.44)%

SUMMARY SECTIONS

Average Annual Total Returns (for the Periods Ended December 31, 2024)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

Barrett Opportunity Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	22.65%	12.54%	10.43%
Return After Taxes on Distributions	10.60%	7.51%	6.38%
Return After Taxes on Distributions and Sale of Fund Shares	22.25%	9.49%	7.64%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

Management

Investment Adviser

Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”).

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
E. Wells Beck, CFA Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	November 20, 2023*

Amy Kong, CFA Portfolio Manager – Segall Bryant & Hamill, LLC	November 20, 2023*

*	E. Wells Beck, CFA, has served as a portfolio manager of the Predecessor Fund since April 2010. Amy Kong, CFA, has served as a portfolio manager of the Predecessor Fund since April 2021.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTIONS

Summary of Other Important Information Regarding Fund Shares

Segall Bryant & Hamill Trust (the “Trust”) is currently comprised of sixteen series of the Trust. This Prospectus pertains to fifteen of such series (each referred to as a “Fund,” and collectively, the “Funds” or the “Segall Bryant & Hamill Funds”). The remaining series of the Trust is covered by a different prospectus. The Barrett Opportunity Fund and the Barrett Growth Fund each offer Retail Class shares. Each other Fund covered by this Prospectus offers Retail Class and Institutional Class shares. Each Fund is advised by Segall Bryant & Hamill, LLC (the “Adviser”).

The Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill International Equity Fund, Segall Bryant & Hamill Global All Cap Fund, Barrett Growth Fund and Barrett Opportunity Fund are sometimes referred to as the “Segall Bryant & Hamill Equity Funds” or “Equity Funds.”

The Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund are sometimes referred to as the “Segall Bryant & Hamill Fixed Income Funds,” “Fixed Income Funds,” “Segall Bryant & Hamill Bond Funds” or “Bond Funds.”

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Investment Strategies and General Portfolio Policies

Segall Bryant & Hamill Equity Funds

The Segall Bryant & Hamill Equity Funds are designed for long-term investors who can tolerate the risks associated with investments in common stocks. The Segall Bryant & Hamill Emerging Markets Fund is designed for long-term investors who can tolerate the risks associated with investments of equity securities of companies tied economically to emerging markets countries. The Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill International Equity Fund, and Segall Bryant & Hamill Global All Cap Fund, are each designed for long-term investors who can tolerate the risks associated with investments in international equities.

What are the investment objectives of the Segall Bryant & Hamill Equity Funds?

Each Segall Bryant & Hamill Equity Fund seeks to achieve long‐term capital appreciation. The Barrett Growth Fund seeks to achieve long term capital appreciation and to maximize after tax returns. The Barrett Opportunity Fund seeks to achieve above average long term capital appreciation and current income is a secondary objective.

Upon written notice to shareholders, each Segall Bryant & Hamill Equity Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Trust without the approval of shareholders. However, the Barrett Growth Fund and Barrett Opportunity Fund will provide advance written notice to shareholders at least 60 days prior to any such change taking effect.

Also, pursuant to the Investment Company Names Rule (Rule 35d-1 of the Investment Company Act of 1940), certain Segall Bryant & Hamill Equity Funds must notify shareholders with written notice sixty (60) days prior to any change in its investment policy. The following are those Segall Bryant & Hamill Equity Funds and each respective principal investment policy:

●	Segall Bryant & Hamill Small Cap Value Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small-capitalization companies.

●	Segall Bryant & Hamill Small Cap Growth Fund: Under normal circumstances, the Fund will invest at least 80% its net assets (including amounts borrowed for investment purposes) in small-cap companies.

●	Segall Bryant & Hamill Small Cap Core Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in small-cap companies.

●	Segall Bryant & Hamill All Cap Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of companies of any size, including small- and mid-capitalization companies.

●	Segall Bryant & Hamill Emerging Markets Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of companies tied economically to emerging markets countries. Emerging markets include all markets that are not considered to be developed markets by the MSCI World Index. Investments in P-notes, exchange-traded funds (“ETFs”) or derivatives, such as swaps, options, futures and options on futures designed to provide exposure to emerging market indices, will be considered equity securities for purposes of meeting the Fund’s 80% investment policy.

●	Segall Bryant & Hamill International Small Cap Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of small capitalization companies located outside of the United States, including those in emerging markets. Investments in P-notes, exchange-traded funds (“ETFs”) or derivatives, such as swaps, options, futures and options on futures designed to provide exposure to emerging market indices, will be considered equity securities for purposes of meeting the Fund’s 80% investment policy.

●	Segall Bryant & Hamill International Equity Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in international equity securities, primarily common stock of companies located outside of the United States. Investments in P-notes, exchange-traded funds (“ETFs”) or derivatives, such as swaps, options, futures and options on futures, will be considered equity securities for purposes of meeting the Fund’s 80% investment policy. To the extent such P notes, ETFs or derivatives relate to companies based outside of the United States, they will be considered international securities for the purpose of meeting the Fund’s 80% investment policy.

●	Segall Bryant & Hamill Global All Cap Fund: Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (including amounts borrowed for investment purposes) in equity securities of companies of any size, including small- and mid-capitalization companies as measured at the time of purchase.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Segall Bryant & Hamill Bond Funds

The Segall Bryant & Hamill Bond Funds are designed for long-term investors who can tolerate the risks associated with investing in bonds.

What are the investment objectives of the Segall Bryant & Hamill Bond Funds?

●	Segall Bryant & Hamill Short Term Plus Fund: seeks to provide current income and competitive total return.

●	Segall Bryant & Hamill Plus Bond Fund: seeks to achieve long-term total rate of return consistent with preservation of capital.

●	Segall Bryant & Hamill Quality High Yield Fund: seeks to achieve long-term total rate of return consistent with preservation of capital.

●	Segall Bryant & Hamill Municipal Opportunities Fund: seeks income exempt from Federal income taxes.

●	Segall Bryant & Hamill Colorado Tax Free Fund: seeks income exempt from both federal and Colorado state personal income taxes.

Upon written notice to shareholders, each Segall Bryant & Hamill Bond Fund’s investment objective may be changed by the Trust’s Board without the approval of shareholders.

Also, pursuant to the Investment Company Names Rule (Rule 35d-1 of the Investment Company Act of 1940), certain Segall Bryant & Hamill Bond Funds must notify shareholders with written notice sixty (60) days prior to any change in its investment policy. The following are those Segall Bryant & Hamill Bond Funds and each respective principal investment policy:

●	Segall Bryant & Hamill Short Term Plus Fund: Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (including amounts borrowed for investment purposes) in investment-grade securities with average maturities of five years or less and the dollar weighted average maturity will be three years or less.

●	Segall Bryant & Hamill Plus Bond Fund: Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (including amounts borrowed for investment purposes) in bonds of varying maturities.

●	Segall Bryant & Hamill Quality High Yield Fund: Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (including amounts borrowed for investment purposes) in “high yield” securities.

●	Segall Bryant & Hamill Municipal Opportunities Fund: Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (including amounts borrowed for investment purposes) in municipal bonds.

●	Segall Bryant & Hamill Colorado Tax Free Fund: Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (including amounts borrowed for investment purposes) in securities, the income from which is exempt from both federal and Colorado state income tax. This is a fundamental policy of the Colorado Tax Free Fund, which means that the Fund may not modify or remove such investment policy absent approval of the Fund’s shareholders.

GENERAL PORTFOLIO POLICIES

Except for each Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the Statement of Additional Information (“SAI”) normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Each Fund intends to achieve its investment objective by following the principal investment strategies described in detail within the Summary Section earlier in this Prospectus.

In addition, each Fund will follow the general policies listed below.

Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include various short-term instruments, cash and cash equivalents. If a Fund takes a temporary position at the wrong time, the position could have an adverse impact on each Fund’s performance and each Fund may not achieve its investment objective. Each Fund reserves the right to invest all of its assets in temporary defensive positions.

Illiquid Investments

Each Fund may invest up to fifteen percent (15%) of its net assets in securities that are illiquid. Each Fund considers illiquid securities to be those securities that the Adviser does not believe could be sold in an orderly transaction within seven business days without a material impact on the price of the security.

Other Investment Companies

Pursuant to Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), the Fund may, among other alternatives to comply with Section 12(d)(1), invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. Each Fund may also rely on rules promulgated under the 1940 Act to exceed these limits otherwise imposed by the 1940 Act.

Each Fund may invest its cash balances, within these limits permitted by the 1940 Act in other investment companies that invest in high-quality, short-term debt securities that determine their net asset value per share on the amortized cost or penny-rounding method (i.e., money market funds).

In addition, each Fund may invest in other investment companies, within the limits permitted by the 1940 Act, that invest in a manner consistent with each Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”).

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, each Fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, achieve similar exposure for each Fund when proceeds are available from sales made to recognize losses on other investments in each Fund, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and each Fund could lose money investing in ETFs if the prices of the securities owned by ETFs go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large increases or decreases in stock prices) halts stock trading generally.

A pro rata portion of ETFs or other investment companies’ fees and expenses will be borne by each Fund’s shareholders. These fees and expenses are in addition to fees charged directly by each Fund in connection with its operations. ETFs do not charge initial sales charges or redemption fees; however, investors do pay customary brokerage fees to buy and sell shares.

GENERAL PORTFOLIO POLICIES

Portfolio Turnover

In general, each Fund intends to purchase securities for long-term investment, and the Adviser will not consider the portfolio turnover rate when making investment decisions for each Fund. Short-term transactions may result from liquidity needs, securities having reached a price objective or by reason of economic or other developments not foreseen at the time of the investment decision. Each Fund’s portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.

Interest Rate Futures

The Segall Bryant & Hamill Bond Funds may also invest in interest rate futures to vary the Fund’s average-weighted effective maturity based on the portfolio management team’s forecast of interest rates. The Segall Bryant & Hamill Municipal Opportunities Fund may also utilize the following derivatives: options on futures contracts; swap agreements, including interest rate swaps, and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

Other Investments

The Funds may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the Funds might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI.

Principal AND NON-PRINCIPAL Risks of THE Funds

Information about each Fund’s principal risks appear in the relevant summary section for each Fund at the beginning of this Prospectus. The information below describes in greater detail the principal risks and non-principal risks pertinent to one or more of the Funds.

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in a Fund. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund. The following information is intended to help you better understand some of the principal and non-principal risks of investing in a Fund. The impact of the following risks on each Fund may vary depending on each Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. The fact that a particular risk is not identified as a principal risk for a Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk. Additional information about the investment practices of each Fund and the risks pertinent to these practices is included in the SAI.

GENERAL PORTFOLIO POLICIES

The table below identifies the principal and non-principal risks of each Fund.

Risk	Segall Bryant & Hamill Small Cap Value Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Small Cap Core Fund	Segall Bryant & Hamill All Cap Fund	Barrett Growth Fund	Barrett Opportunity Fund
ADR and GDR Risk	P	P	P	P	P	P
Cash Management and Defensive Investing Risk	NP	NP	NP	NP	NP	NP
Cybersecurity Risk	P	P	P	P	P	P
Equity Securities Risk	P	P	P	P	P	P
ESG Risk	P	P	P	P	NP	NP
ETF Risk	NP	NP	NP	NP	NP	NP
Financial Sector Risk	NP	NP	NP	NP	NP	P
Growth Investing Risk	N/A	P	NP	NP	P	NP
Indirect Foreign Exposure Risk	P	P	P	P	P	P
Industrial Sector Risk	NP	NP	P	NP	NP	NP
Information Technology Sector Risk	NP	NP	NP	P	P	NP
Issuer Risk	P	P	P	P	P	P
Large Capitalization Company Risk	NP	NP	NP	NP	P	P
Market Capitalization Risk	NP	NP	NP	P	NP	NP
Market Risk	P	P	P	P	P	P
Medium-Sized Company Risk	NP	NP	NP	NP	P	P
Net Unrealized Appreciation Risk	N/A	N/A	N/A	NP	P	P
Non-Diversification Risk	N/A	N/A	N/A	N/A	N/A	P
Portfolio Management Risk	P	P	P	P	P	P
Portfolio Turnover Risk	NP	NP	NP	NP	NP	NP
REIT Risk	NP	NP	NP	NP	NP	NP
Sector Focus Risk	P	P	P	P	P	P
Small Company Risk	P	P	P	NP	NP	NP
Tax Risk	NP	NP	NP	NP	NP	NP
Valuation Risk	NP	NP	NP	NP	NP	NP
Value Investing Risk	P	N/A	NP	NP	N/A	P

P – Principal Risk

NP – Non-Principal Risk

N/A – Risk is not applicable to the Fund

GENERAL PORTFOLIO POLICIES

Risk	Segall Bryant & Hamill Small Emerging Markets Fund	Segall Bryant & Hamill International Small Cap Fund	Segall Bryant & Hamill International Equity Fund	Segall Bryant & Hamill Global All Cap Fund
ADR and GDR Risk	P	P	P	P
Cash Management and Defensive Investing Risk	NP	NP	NP	NP
China Risk	P	N/A	N/A	N/A
Country Risk	P	P	P	P
Currency Risk	P	P	P	P
Cybersecurity Risk	P	P	P	P
Emerging Market Risk	P	N/A	N/A	N/A
Equity Securities Risk	P	P	P	P
ESG Risk	P	P	P	P
ETF Risk	NP	NP	NP	NP
Foreign Securities Risk	P	P	P	P
Growth Investing Risk	N/A	N/A	N/A	NP
Issuer Risk	P	P	P	P
Information Technology Sector Risk	NP	NP	NP	P
Japan Risk	N/A	P	P	NP
Large Capitalization Company Risk	NP	N/A	NP	NP
Market Capitalization Risk	NP	NP	NP	P
Market Risk	P	P	P	P
Medium-Sized Company Risk	NP	NP	NP	NP
Non-Diversification Risk	N/A	N/A	N/A	N/A
Portfolio Management Risk	P	P	P	P
Portfolio Turnover Risk	NP	P	P	NP
Quantitative Modeling Risk	P	P	P	NP
REIT Risk	NP	NP	NP	NP
Sector Focus Risk	P	P	P	P
Small Company Risk	NP	P	NP	NP
Tax Risk	NP	NP	NP	NP
Valuation Risk	NP	NP	NP	NP
Value Investing Risk	P	P	P	NP

P – Principal Risk

NP – Non-Principal Risk

N/A – Risk is not applicable to the Fund

GENERAL PORTFOLIO POLICIES

Risk	Segall Bryant & Hamill Short Term Plus Fund	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Below-Investment Grade Securities Risk	P	P	P	P	NP
Cash Management and Defensive Investing Risk	NP	NP	NP	NP	NP
Corporate Bond Risk	P	P	P	N/A	N/A
Credit Risk	P	P	P	P	P
Cybersecurity Risk	P	P	P	P	P
Derivatives Risk	NP	NP	NP	NP	NP
ESG Risk	P	P	P	P	P
Extension Risk	NP	P	P	P	P
Fixed Income Securities Risk	P	P	P	P	P
Industrial Sector Risk	P	NP	P	N/A	N/A
Interest Rate Futures Risk	NP	NP	NP	NP	NP
Interest Rate Risk	P	P	P	P	P
Issuer Risk	P	P	P	P	P
Liquidity Risk	NP	NP	NP	NP	NP
Market Risk	P	P	P	P	P
Mortgage-Backed and Asset-Backed Securities Risk	P	P	NP	N/A	N/A
Municipal Securities Insurance Risk	N/A	NP	N/A	P	P
Municipal Securities Risk	N/A	NP	N/A	P	P
Non-Diversification Risk	N/A	N/A	N/A	N/A	P
Participatory Notes Risk	NP	NP	NP	NP	NP
Portfolio Management Risk	P	P	P	P	P
Portfolio Turnover Risk	NP	NP	NP	P	NP
Prepayment Risk	P	P	P	P	P
Puerto Rico Risk	N/A	NP	N/A	NP	NP
Sector Focus Risk	P	NP	P	NP	NP
State Specific Risk	N/A	N/A	N/A	NP	P
States and U.S. Territories Risk	N/A	NP	N/A	P	NP
Tax Risk	NP	NP	NP	P	P
U.S. Government Securities Risk	P	P	NP	N/A	N/A
Valuation Risk	NP	NP	NP	NP	NP

P – Principal Risk

NP – Non-Principal Risk

N/A – Risk is not applicable to the Fund

GENERAL PORTFOLIO POLICIES

The following information regarding principal risks is provided in alphabetical order and not necessarily in order of importance.

ADR and GDR Risk

ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which include international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

Below-Investment Grade Securities Risk

High-yield fixed income securities, sometimes referred to as “junk” bonds, are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower quality securities involve greater risk to principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.

Cash Management and Defensive Investing Risk

The value of the investments held by a Fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If a Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the Fund’s assets is used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

China Risk

Investments in Chinese issuers subject the Fund to risks specific to the China region. Political, social or economic disruptions in China and surrounding countries, even in countries in which the Fund is not invested, may adversely affect security values in China and thus the Fund’s investments. At times, religious, cultural and military disputes within and outside China have caused volatility in the China securities markets and such disputes could adversely affect the value and liquidity of the Fund’s investments. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. Each of these risks could increase the Fund’s volatility.

Corporate Bond Risk

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Country Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. A Fund’s performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed. For example, as of December 31, 2020, the Segall Bryant & Hamill Emerging Markets Fund invested a significant percentage of its assets in China, the Segall Bryant & Hamill International Small Cap Fund invested a significant percentage of its assets in Japan.

Credit Risk

The Fixed Income Funds are subject to the risk that an issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer. In such cases, the value of the Fund’s portfolio could fall. Corporate bonds are generally subject to higher levels of credit risk than government bonds.

GENERAL PORTFOLIO POLICIES

Currency Risk

The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Derivatives Risk

The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index, or security on which the derivative is based. Certain Funds, as described in this Prospectus, may invest in various types of derivatives, including forward currency contracts. Forward currency contracts seek to, among other things, manage market risk and currency risk. However, there is no guarantee that a particular derivative strategy will meet these objectives.

Derivatives are generally subject to counterparty risk (which is the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms), liquidity risk (which is the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller), and risks related to the portfolio management’s ability to correctly determine trends in prices, rates and economic factors.

Forward currency contracts may be susceptible to risks related to pricing or valuation (when a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate) and risks arising from currency volatility.

Emerging Market Risk

Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

GENERAL PORTFOLIO POLICIES

Equity Securities Risk

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

ESG Risk

The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards. ESG metrics are not uniformly defined and applying such metrics involves subjective assessments. Further, there can be no assurance that the ESG criteria utilized by the Fund or any judgment exercised for the Fund will reflect the beliefs or values of any particular investor. Regulatory changes or interpretations regarding the definitions and/or use of ESG or other sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds, such as the Fund, whose strategies include ESG or other sustainability criteria.

ETF Risk

Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Extension Risk

An issuer will exercise its right to pay principal on an obligation held by each Fixed Income Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Fixed Income Securities Risk

Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. Additionally, to the extent a Fund invests in fixed income securities, there is a possibility that the Fund’s income may decline due to a decrease in interest rates.

Financial Sector Risk

To the extent a Fund invests a significant portion of its assets in the financial sector, the Fund’s performance could be negatively impacted by events affecting this sector. The financial sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

Foreign Securities Risk

There are risks and costs involved in investing in non-U.S.-traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements, and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability, and adverse changes in diplomatic relations between the United States and that foreign country.

GENERAL PORTFOLIO POLICIES

Growth Investing Risk

The Funds may invest in companies that appear to be growth-oriented companies. To the extent a Fund invests in growth-oriented securities, if the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the growth style. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Indirect Foreign Exposure Risk

Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country.

Industrial Sector Risk

The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Information Technology Sector Risk

To the extent a Fund invests a significant portion of its assets in the information technology sector, the Fund’s performance could be negatively impacted by events affecting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss, or impairment of, or inability to enforce, these rights may adversely affect the profitability of these companies.

Interest Rate Futures Risk

To the extent a Fund utilizes interest rate futures, a Fund’s use of interest rate futures from time to time may result in risks different from, or possibly greater than, the risks associated with investing directly in traditional investments. Interest rate futures are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk and portfolio management risk. Interest rate futures also involve the risk that changes in the value of the instrument may not correlate exactly with the underlying assets.

Interest Rate Risk

The value of each Fixed Income Fund’s fixed income securities will generally decrease when interest rates rise which means each Fixed Income Fund’s value will likewise decrease. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a two-year duration would be expected to drop by approximately 2% in response to a 1% increase in interest rates.

Issuer Risk

The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

GENERAL PORTFOLIO POLICIES

Japan Risk

The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan; however, the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the Japanese economy, especially the export sector, and destabilize the region as a whole. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan’s exports could present risks to a fund’s investments in Japan.

Large Capitalization Company Risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Liquidity Risk

Fixed income securities can have less liquidity than securities traded on an exchange, especially lower-quality securities or those securities that have certain restrictions on resale. In addition, the Fixed Income Funds are subject to additional risks in that they may invest in high-yield/high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Adviser and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that the Fixed Income Funds would like, making the Fixed Income Funds subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. This could in turn negatively impact the value of the Fund’s portfolio.

Market Capitalization Risk

To the extent a Fund invests in securities issued by small-, medium- or large capitalization companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted.

The small- and medium-sized companies in which the Equity Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small- and medium-sized stocks may be more volatile than those of larger companies. Small- and medium-sized companies may be more thinly traded than larger, more established companies.

Market Risk

As with any fund, the value of your investment will fluctuate over time in response to overall movements in the market. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a

GENERAL PORTFOLIO POLICIES

Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund, you may lose money.

The Funds’ investments are also subject to inflation risk, which is the risk that the value of a Fund’s investments does not keep pace with inflation, thus reducing purchasing power. Inflation has adverse consequences for most types of bonds because it makes their fixed interest payments less valuable. Bonds generally offer a series of fixed interest payments that represent a percentage of the face value of the bond. When inflation develops and prices rise, the purchasing power of the interest payment decreases. High inflation has historically correlated with lower returns on equities, and value stocks tend to perform better than growth stocks in high inflation periods. Persistently high inflation erodes the real value of investment capital, requiring a higher nominal return to maintain purchasing power. It also introduces distortions that may affect real economic outcomes, including policy implementation by governmental agencies and planning by households and businesses.

The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of each Fund’s investments. The wars in Iraq, Afghanistan and Syria have had a substantial effect on the economies and securities markets of the U.S. and other countries. Russia's military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of a Fund's investments, even beyond any direct exposure a Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this prospectus. Hamas militants launched a brutal terror attack against southern Israel on October 7, 2023, and, in response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Actual hostilities, such as the Israel-Hamas war, or the threat of future hostilities in the broader Middle East region may cause significant volatility and disruption to the securities markets, and adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments.

Widespread disease, including pandemics and epidemics, may also affect financial markets. For example, the novel coronavirus disease (COVID-19) that resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets. The impact of other infectious illness outbreaks that may arise in the future could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by an infectious disease outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration and effects of pandemics cannot be determined with certainty. Non-universal acceptance of vaccines and the risk of variants or mutations, among other factors, make it impossible to predict the timing of an end to a global pandemic. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by epidemics and pandemics that may arise in the future. Securities markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. During such market disruptions, each Fund’s exposure to the risks described elsewhere in this section will likely increase.

Medium-Sized Company Risk

The medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Medium-sized companies may be more thinly traded than larger, more established companies.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities, and by extension, the value of the Fund’s portfolio. Mortgage-backed securities are also subject to pre-payment risk. Due to their often-complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to

GENERAL PORTFOLIO POLICIES

the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Municipal Securities Insurance Risk

The Fixed Income Funds may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and standby bond purchase agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal securities insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal bonds that have been issued and are outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company (some of which may be held by the Fund) and on the municipal bond markets as a whole. Recent downgrades of certain insurance companies have negatively impacted the price of certain insured municipal bonds. Given the large number of potential claims against the insurers of municipal bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Municipal Securities Risk

To the extent a Fund invests in municipal securities, the Fund will be highly impacted by events tied to the overall municipal securities markets, which can be very volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Income from municipal securities held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipality. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. Certain sectors of the municipal bond market have special risks that can impact such sectors more significantly than the market as a whole. For example, health care can be hurt by rising expenses and dependency on third party reimbursements, transportation can be impacted by declining revenues or unexpectedly high construction costs, utilities are subject to governmental rate regulation, and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support.

Net Unrealized Appreciation Risk

The Segall Bryant & Hamill All Cap, Barrett Growth, and Barrett Opportunity Funds each have a substantial amount of net unrealized appreciation. Subject to market conditions and Fund performance, the Adviser anticipates that, in managing each Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, will generally result in taxable distributions to shareholders (other than certain shareholders that are exempt from tax on such income). See “Distributions and Taxes.”

Non-Diversification Risk

The Segall Bryant & Hamill Colorado Tax Free Fund is a non-diversified fund even though the portfolio management team generally limits investments in any one issuer to less than 5% at the time of purchase. This is because many Colorado municipal securities are guaranteed by the State of Colorado and as such, must be considered as being backed by the same entity.

A Fund is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Fund is not diversified, there is a risk that the Fund may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a

GENERAL PORTFOLIO POLICIES

single issuer’s securities and unfavorable market and economic developments. A non-diversified Fund is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Fund.

The Barrett Opportunity Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Participatory Notes Risk

P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a P-note must rely on the credit worthiness of the bank or broker who issues the P-note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

Portfolio Management Risk

Each Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

Each Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Each Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Portfolio Turnover Risk

A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by each Fund and its shareholders. It may result in more short-term capital gains taxable to shareholders, which are taxable as ordinary income. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce each Fund’s return.

Prepayment Risk

A general decline in interest rates may result in prepayments of certain obligations within each Fixed Income Fund’s portfolio. These prepayments may require reinvestments at a lower rate of return. This may reduce the value of the security or the security may not appreciate in value as rapidly as securities that cannot be prepaid.

Puerto Rico Risk

Certain debt rating agencies have downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal bonds. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal bonds. Such factors may impact the Puerto Rican issuers in which the Fund invests or may invest, and could negatively impact the Fund’s performance. The Adviser typically invests in insured municipal securities within Puerto Rico to help mitigate these risks.

Quantitative Modeling Risk

Quantitative models, including stock and country selection ranking models, use mathematical and statistical techniques to identify investment opportunities and may not yield the desired goals. The accuracy of the quantitative model depends on the quality and reliability of the data used for analysis.

REIT Risk

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carry with it many of the risks associated with direct ownership of real estate, including, but not limited to, declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from

GENERAL PORTFOLIO POLICIES

registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Sector Focus Risk

A Fund may, for finite periods and from time to time, focus its investments in companies that are in a single sector or related sector, due to reasons such as a rebalancing or reconstitution of a benchmark index. Focusing investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

Small Company Risk

The Fund is subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification, and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Small companies may be more thinly traded than larger, more established companies.

State Specific Risk

The Segall Bryant & Hamill Colorado Tax Free Fund is also subject to the risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado. Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Segall Bryant & Hamill Colorado Tax Free Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds, such as a national tax-exempt fund.

States and U.S. Territories Risk

A Fund may have a significant position in the municipal securities of a particular state or territory, such as Puerto Rico. Under these circumstances, events in that state or territory may affect the Fund’s investments and performance. These events may include economic or political policy changes, tax base erosion, constitutional limits or tax increases, budget deficits or other financial difficulties, and changes in the credit ratings assigned to municipal issuers of the state or territory.

Tax Risk

Changes in tax law or policies may adversely affect the after-tax yield from an investment in certain Funds. When applicable, distributions from the Fund may be taxed as ordinary income or capital gain. An investment in the Fund may result in alternative minimum tax liability. The tax-exempt status of bonds owned by the Fund could be challenged by a taxing authority or may be affected by future legal developments.

U.S. Government Securities Risk

Certain Fixed Income Funds invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Valuation Risk

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.

GENERAL PORTFOLIO POLICIES

Value Investing Risk

The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

HOW TO INVEST AND OBTAIN INFORMATION

How to Contact Segall Bryant & Hamill Funds

The following section explains how to contact Segall Bryant & Hamill Funds and how to purchase, exchange, and redeem your Segall Bryant & Hamill Fund shares (“shares”). It also explains various services and features offered in connection with your account. Please call us at (800) 392-2673 if you have any questions or to obtain an Account Application.

CONTACTING SEGALL BRYANT & HAMILL FUNDS

Online	https://cisbh.com/funds: Segall Bryant & Hamill Account Access 24 hours a day, seven days a week

	●	Establish a new account
	●	Access account information
	●	Perform transactions
	●	Access duplicate statements and tax forms
	●	Change your address or distribution options
By Telephone	(800) 392-2673: Segall Bryant & Hamill Investor Services Weekdays: 8 a.m. to 6 p.m. Eastern Time Segall Bryant & Hamill Automated Service Line 24 hours a day, seven days a week

	●	Access account information
	●	Obtain Fund prices and distribution rates
By Regular Mail

Segall Bryant & Hamill Funds

P.O. Box 46707

Cincinnati, Ohio 45246-0707

The Funds do not consider the Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Segall Bryant & Hamill Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

By Express, Certified or Registered Mail	Segall Bryant & Hamill Funds 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246

HOW TO INVEST AND OBTAIN INFORMATION

Purchasing Shares

You may purchase additional Fund shares through any of the options below. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another Fund by any of these methods.

By Mail

Opening a new account

Mail a completed Account Application with your check to the appropriate address set forth on the previous page or establish an account online (See Online Access below).

Adding to your existing account

Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following the instructions found in “Written Instructions” in this prospectus to the appropriate address.

By Telephone*	If you are an existing shareholder, you may purchase additional Fund shares by telephone. Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.
By Online Access*	You may establish a new account online and make initial or additional purchases online. Go to https://cisbh.com/funds and click on Account Access - 24 hours a day, seven days a week.
By Automatic Investment Plan

Complete the Automatic Investment Plan Section on your Account Application to have money automatically withdrawn from your bank account monthly, quarterly or annually.

The minimum automatic investment for Retail Class shares is $25 per month per Fund.

To add this option to your account, please call (800) 392-2673 or access https://cisbh.com/funds for the appropriate form.

By Wire

You may purchase Fund shares by wire transfer from your bank account to your Fund account.

To place a purchase by wire, please call (800) 392-2673 to speak with a Segall Bryant & Hamill Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” in the prospectus.

Important notes on purchasing shares:

●	When you purchase shares, your request will be processed at the net asset value calculated after your order is received in good order and with clear instructions as to the Fund, account number, and amount.

●	Please make your check payable to “SBH Funds” in U.S. dollars drawn on a U.S. bank account.

●	Cash, post-dated checks, credit card checks, traveler’s checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks and cashier’s checks will not be accepted for purchases. Automated Clearing House (ACH) transactions cannot be used for initial purchase unless the shareholder is opening an account online at https://cisbh.com/funds.

●	If you are purchasing shares in a retirement account(3) please indicate whether the purchase is a rollover, a current year or a prior-year contribution.

●	Subsequent purchases can be made by mail or if you have an established bank of record you can make your purchase by telephone at (800) 392-2673 or via the Funds’ website at https://cisbh.com/funds.

●	After receipt of your order by telephone, or online, your bank account will be debited within 1-2 business days.

●	If a check does not clear your bank, Segall Bryant & Hamill Funds reserves the right to cancel the purchase.

●	If Segall Bryant & Hamill Funds is unable to debit your predesignated bank account for purchases, Segall Bryant & Hamill Funds may make additional attempts or cancel the purchase.

●	Segall Bryant & Hamill Funds reserves the right to reject any order.

●	If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Segall Bryant & Hamill Funds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.

HOW TO INVEST AND OBTAIN INFORMATION

●	If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Funds and charged a fee of $25 to defray bank charges.

●	A transfer of shares between classes of the same Fund generally is not considered a taxable transaction, although it may give rise to tax reporting requirements for certain significant shareholders in the year of the exchange as described in the SAI under “Additional Information Concerning Taxes – Special tax Considerations – Transfers between Classes of a Single Fund.”

Investment Minimums	Retail Class(1)	Institutional Class(2)
To open a new regular account	$2,500	$250,000
To open a new retirement, education or UGMA/UTMA account(3)	$1,000	$250,000
To open an Automatic Investment Plan account	$1,000	$250,000
Automatic Investments	$25 per month per Fund	N/A
To add to any type of account	$25	N/A

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part, including the right to waive the Institutional Class minimums if, in the Adviser’s sole opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

(1)	Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts.

(2)	The minimum investment in the Institutional Class shares is $250,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership within a Fund. Common ownership includes individual and joint accounts as well as accounts where an investor has beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. Please see “Accounts Opened Through a Service Organization” in this prospectus for more information regarding investment minimums on accounts opened through a service organization.

(3)	A description of the retirement and education accounts available for investment in the Segall Bryant & Hamill Funds may be found in the SAI for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address, and website address where you can request a free copy of the SAI.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a letter to the Funds requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares unless opening the account online at https://cisbh.com/funds. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly or annual basis. In order to participate in the AIP, each purchase must be in the amount of $25 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at (800) 392-2673 for any additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent five (5) days prior to the effective date of the request.

Purchasing Shares by Wire

If you are making your first investment in a Fund through a wire purchase, the Transfer Agent must have a completed account application before you wire funds. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. To place a purchase by wire, please call (800) 392-2673 to speak with a Segall Bryant & Hamill Funds Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Funds and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

HOW TO INVEST AND OBTAIN INFORMATION

Exchanging Shares

You may (i) exchange your Fund shares or (ii) exchange shares between classes of the same Fund, through any of the options below. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

By Mail	Send a written request following the instructions described in “Written Instructions” in this prospectus and mail to the appropriate address.
By Telephone*	Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.
By Online Access*	Go to https://cisbh.com/funds and click on Account Access - 24 hours a day, seven days a week.
Automatically	Call (800) 392-2673 to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” in the prospectus.

Important notes on exchanging shares:

●	Exchanges must meet the minimum investment requirements described in the prospectus.

●	Exchanges between accounts will be accepted only if registrations are identical.

●	Please be sure to read the Prospectus for the Fund into which you are exchanging.

●	An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-qualified account.

●	Exchanges of shares between classes of the same Fund are generally not considered a taxable transaction, although it may give rise to tax reporting requirements for certain significant shareholders in the year of the exchange.

Redeeming Shares

You may redeem your Fund shares by any of the options below.

By Mail	Send a written request following the instructions described in “Written Instructions” in this prospectus and mail to the appropriate address.
By Telephone*

If you are an existing shareholder, you may redeem your shares by telephone.

Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time or use the Segall Bryant & Hamill Automated Service Line 24 hours a day, seven days a week.

By Online Access*	If you are an existing shareholder, you may redeem your shares online. Go to https://cisbh.com/funds and click on Account Access - 24 hours a day, seven days a week.
By Systematic Withdrawal Plan

You may redeem Fund shares automatically (in any multiple of $25) monthly, quarterly or annually.

To add this option to your account, please call (800) 392-2673 or access https://cisbh.com/funds for the appropriate form.

By Wire

You may redeem Segall Bryant & Hamill shares by wire transfer from your Segall Bryant & Hamill account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.

To add bank instructions to your account, please call (800) 392-2673 or access https://cisbh.com/funds.

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” in this prospectus.

HOW TO INVEST AND OBTAIN INFORMATION

Important notes on redeeming shares:

●	You may redeem your Fund shares on any business day that the New York Stock Exchange (the “Exchange”) is open.

●	Redemptions are priced at the net asset value next determined after receipt of your request in good order.

●	Generally, redemption proceeds will be sent by check to the shareholder’s address of record within seven days after receipt of a valid redemption request. Your redemption proceeds may be delayed for up to fifteen (15) calendar days if your purchase was made by check or ACH. Shareholders can avoid this delay by utilizing the wire purchase option.

●	Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order. The minimum redemption by ACH is $100 and the minimum redemption by wire transfer is $1,000. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption.

●	If the shares you are redeeming were purchased by check, Segall Bryant & Hamill Funds will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, online or through the Automatic Investment Plan, Segall Bryant & Hamill Funds will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

●	If you own shares in an IRA or other retirement plan, you must indicate on your redemption request whether the Fund(s) should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

●	The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

●	Redemption requests of $100,000 or less do not require a signature guarantee. Please see “Medallion Signature Guarantee” in this prospectus.

Other Things to Know About Buying and Redeeming Shares

When you buy or redeem shares, your request must be in good order. For purchases and redemptions made through the Transfer Agent, “good order” means you have provided the following information, without which your request may not be processed:

●	Name of the Fund.

●	Your account number.

●	Dollar amount or number of shares being bought or redeemed.

●	Signature of each owner exactly as the account is registered.

For information about your financial intermediary’s requirements for purchases and redemptions in good order, please contact your financial intermediary.

The Funds generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the Funds. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the Funds.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption orders by telephone. In that case, shareholders should consider using the Funds’ other redemption procedures described under “Redeeming Shares.” The Funds are not responsible for delays due to communications or transmission outages.

The Funds’ Transfer Agent will employ reasonable procedures to confirm that any redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Funds nor its agents will bear any liability for such transactions. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

The Funds have the right to:

●	Suspend the offering of shares.

●	Waive or change minimum and additional investment amounts.

●	Reject any purchase order.

●	Suspend telephone transactions.

HOW TO INVEST AND OBTAIN INFORMATION

●	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC.

●	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

The Funds enter into contractual arrangements with various parties, including, among others, a Fund’s investment manager, who provides services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

This prospectus and SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus nor SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any right conferred explicitly by federal or state securities laws that may not be waived.

Additional Information on Telephone and Online Services

●	All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted online transaction privileges unless they are explicitly declined on the Account Application or in writing to Segall Bryant & Hamill Funds. Accounts opened through Service Organizations and certain retirement accounts may or may not have such privileges, depending on the privileges made available by that Service Organization or retirement plan administrator.

●	Shareholders can follow the instructions provided at the Segall Bryant & Hamill Account Access to access these services.

●	Establish a new account by accessing https://cisbh.com/funds.

●	Online purchases and redemptions are completed by electronic funds transfer from your bank account to your Segall Bryant & Hamill Funds account. To establish this privilege, please complete the “Bank Information” section of your Account Application. You may also call (800) 392-2673 or access https://cisbh.com/funds.

●	Redemption privilege by telephone is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

●	If you are redeeming shares held in an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

●	Online redemptions and exchanges are not available for business or certain fiduciary accounts.

●	There is a $100,000 daily maximum for each account for each separate type online transaction (purchases and redemptions).

●	It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this Prospectus.

Online Transactions

You may establish a new account and purchase additional shares online at https://cisbh.com/funds.

You may place your order online at the Funds’ website (https://cisbh.com/funds). To establish internet transaction privileges you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your new account application or IRA application. You will be required to enter into a User’s Agreement through the website in order to enroll in these privileges. Please call (800) 392-2673 for assistance in establishing online access.

In order to conduct internet transactions, you must have telephone transaction privileges. To purchase subsequent shares through the website you must also have ACH instructions on your account. Shares from an account in any of the Funds’ tax-deferred retirement plans cannot be redeemed through the Funds’ website.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and its service providers have established certain security procedures, the Funds, its distributor and transfer agent cannot assure you that trading information will be completely secure.

HOW TO INVEST AND OBTAIN INFORMATION

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor, or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Transactions by Telephone

Telephone purchase privileges are automatically provided unless you specifically decline the option on your Account Application. If your account is open for at least 7 business days, you may purchase additional shares by calling the Fund toll free at (800) 392-2673. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $25. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the price determined on the day your order is placed.

Telephone redemption privileges are automatically provided unless you specifically decline the option on your account application. You may redeem shares up to $100,000 without a signature guarantee on any business day the NYSE is open by calling the Transfer Agent at (800) 392-2673 before 4:00 p.m. Eastern Time. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. A signature verification from a Signature Validation program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account. Redemption proceeds will be mailed to you by check on the next business day. Redemption proceeds may also be sent to your designated bank account via wire or electronic funds transfer through the ACH network.

Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Security Issues

The Funds have procedures to enhance security, including the use of 128-bit encryption through the Segall Bryant & Hamill Account Access, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

The Funds also have procedures to confirm that telephone and online transaction requests are genuine. The Funds believe that these procedures are reasonably designed to prevent unauthorized telephone or online transactions, and the Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and the Fund reasonably believes that the transaction is genuine.

Systematic Withdrawal Plans

You may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 ($5,000 for retirement plan accounts) and each payment should be a minimum of $25. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five (5) days in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

For more information, please contact your Service Agent, the Funds or consult the SAI.

GENERAL ACCOUNT POLICIES

The Funds may modify or terminate account policies, services, and features, but, subject to the Funds’ right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

The Funds or their agents may temporarily suspend telephone, wire, and online transactions and other shareholder services if they believe it is advisable to do so.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account Applications without such information may not be accepted. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Funds.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Frequent Trading and Market Timing Risk

While the Funds provide shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of the Funds’ shares can be disruptive to the management of the Funds and hurt the long-term performance of each Fund. In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities. These risks, in general, include:

●	Dilution in the value of a mutual fund’s shares for long-term shareholders;

●	Negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests;

●	Increased brokerage costs, administrative costs or capital gains distributions due to higher portfolio turnover;

●	Interference with the efficient management of a mutual fund’s portfolio; and

●	Liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests.

In addition, mutual funds investing in securities that are primarily listed on foreign exchanges, can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the Exchange. During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange. This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

Similarly, the Funds that hold small-capitalization (e.g., small company) stocks that are thinly traded may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

GENERAL ACCOUNT POLICIES

Frequent Trading Policies and Procedures

The Board of the Funds has adopted Frequent Trading Policies and Procedures described below, which are designed to prevent Frequent Trading activities in the Funds.

●	If the Funds believe, in their sole discretion, that an investor is engaging in Frequent Trading activity, each Fund reserves the right to reject any purchase or exchange order. Purchase or exchange orders accepted by a financial intermediary in violation of the Funds’ Frequent Trading policies are not deemed accepted by a Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Funds will not be responsible for any losses you may suffer as a result of a Fund rejecting your purchase or exchange order.

●	The Funds reserve the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.

●	Pursuant to delegation from the Board, the valuation designee has adopted fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable. For example, a significant event that is likely to materially affect a Fund’s net asset value has occurred after the relevant foreign market has closed, but prior to the valuation time.

In addition, under Rule 22c-2 of the 1940 Act, the Funds have entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon a Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Funds.

Neither the Trust nor its Funds accommodate Frequent Trading. However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Funds may consider the trading history of accounts under common ownership or control in any Fund for the purpose of enforcing these policies.

Written Instructions

To process transactions in writing, your request should be sent to Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and must include the following information:

●	The name and class of the Fund(s).

●	The account number(s).

●	The amount of money or number of shares.

●	The name(s) on the account.

●	The signature(s) of all registered account owners (signature guaranteed, if applicable).

●	Your daytime telephone number.

The Funds and the Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.

All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a fee, which is currently $25.00, against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned to the Transfer Agent unpaid. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

GENERAL ACCOUNT POLICIES

Medallion Signature Guarantee

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

A Medallion signature guarantee must be signed in the name of the guarantor by an authorized person with that person’s title and the date. The Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.

Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the United States.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

●	Transferring ownership of an account.

●	Redeeming by check payable to someone other than the account owner(s).

●	Redeeming by check mailed to an address other than the address of record.

●	Redeeming by check mailed to an address that has been changed without a signature guarantee within the last 15 days.

●	Redeeming by electronic transfer to a bank account other than the bank account of record.

The Funds require an original signature guarantee stamp for redemptions greater than $100,000 from your account.

The Funds and/or Transfer Agent reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Annual Small Balance Account Maintenance Fee – Retail Class Only

The Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by the Funds with a value less than $750 due to either market activity or redemptions. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an active automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with the Funds in multiple accounts (multiple accounts with balances totaling over $10,000 must have the same Social Security number to qualify). The annual maintenance fee may only be increased with the approval of the Funds’ Board of Trustees.

The Funds reserve the right to redeem your Retail class account should your balance fall below the required minimum as stated in this prospectus. Prior to redemption, the Fund will send a letter advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment of at least $25 per month for your retail class account.

Involuntary Redemptions

The Funds reserve the right to close an account if the shareholder is deemed to engage in activities relating to the Funds that are illegal or otherwise believed to be detrimental to a Fund.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (800) 392-2673 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

GENERAL ACCOUNT POLICIES

IRA Accounts

IRA accounts will be charged a $15.00 annual maintenance fee.

Redemption Payments/Redemptions In-Kind

The Funds reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Shareholders who receive a redemption-in-kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their securities, particularly where securities are sold prior to maturity. Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions.

Address Changes

To change the address on your account, access sbhfunds.com, call (800) 392-2673 or send a written request signed by all account owners. Include the name of the Fund(s), the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call (800) 392-2673.

Quarterly Consolidated Statements and Shareholder Reports

The Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan purchase transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you each year and filed with the IRS.

Each year, we will make available to you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated Prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in the Segall Bryant & Hamill Funds.

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds’ Prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of Prospectuses should call (800) 392-2673 or write to us at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Funds’ website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at https://cisbh.com/funds.

GENERAL ACCOUNT POLICIES

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

Disclosure of Fund Holdings

The SAI contains a complete description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities. All of the Funds’ holdings are posted on the Funds’ website at https://cisbh.com/funds on or around the 15th of each month. Information on the Funds’ top ten holdings may be posted earlier than the complete holdings.

Price of Fund Shares

All purchases, redemptions, and exchanges will be processed at the net asset value (“NAV”) next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form. A Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. Eastern Time, on each day that the Exchange is open. In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day. If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern Time. In the event the Exchange does not open for business because of an emergency, the Funds may, but are not required to, open one or more Funds for purchase, redemption, and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call (800) 392-2673.

In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

The Funds have authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Funds.

The Trust reserves the right to reprocess purchase, redemption, and exchange transactions that were initially processed at a NAV that is subsequently adjusted and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of a NAV adjustment and proceeds until fully implemented.

A Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith by the valuation designee. If any security is valued using fair value pricing, a Fund’s value for that security is likely to be different from the last quoted market price and from the prices used by other mutual funds to calculate their net asset values.

GENERAL ACCOUNT POLICIES

Valuation

Valuing Domestic Securities

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market, for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the bid prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price). Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

Valuing Foreign Securities

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Funds’ independent pricing service. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell shares. Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect a Fund’s net asset value (i.e., a “significant event”), the security will be fair valued by the Adviser, using pricing procedures for the Funds that have been adopted by the valuation designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to, company-specific announcements, significant market volatility, natural disasters, armed conflicts, and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Valuing Fixed Income Obligations

Fixed income obligations generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Adviser, as the Funds’ valuation designee, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. If the valuation designee concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the valuation designee or the security will be fair valued by the valuation designee, using pricing procedures for the Funds that have been adopted by the valuation designee.

Derivatives

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

GENERAL ACCOUNT POLICIES

Accounts Opened Through a Service Organization

You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares. Retail Class Accounts offered through a Service Organization may require different minimum initial and subsequent investments than Segall Bryant & Hamill Funds require. Institutional Class accounts offered through a Service Organization that offer institutional class shares, such as but not limited to a transaction fee platform, will be exempt from the $250,000 minimum investment amount. Exceptions to the Institutional Class minimums will also apply for intermediaries in a fiduciary role with respect to retirement assets under applicable Department of Labor regulation, qualified retirement plans, and other account types with lower or no networking and/or omnibus fees charged to the Funds.

The Funds reserve the right to change the amount of minimums through Service Organizations from time to time or to waive them in whole or in part.

Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including redemption fees. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Segall Bryant & Hamill Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Funds either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

A Service Organization may receive fees from each Fund or the Adviser for providing services to the Fund or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting, and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Fund or the Adviser with respect to their customers’ assets invested in the Fund. Payments made by the Adviser are predominantly based on current assets serviced by the Service Organization, but they may be based on other measures, such as number of participants in a retirement plan. The amount of these payments, as determined from time to time by the Adviser, may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product. The Adviser may also share certain marketing expenses with, or pay for or sponsor, informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Funds. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Funds.

DISTRIBUTIONS AND TAXES

Distributions

A Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule

Fund	Income Dividends	Capital Gains

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Equity Fund

Segall Bryant & Hamill Global All Cap Fund

Barrett Growth Fund

Barrett Opportunity Fund

	Generally declared and paid annually	Declared and paid at least annually and generally in December
Segall Bryant & Hamill International Small Cap Fund	Generally declared and paid quarterly	Declared and paid at least annually and generally in December

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

	Declared and paid monthly	Declared and paid at least annually and generally in December

When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested at the net asset value on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Segall Bryant & Hamill Funds,” calling (800) 392-2673, or online at https://cisbh.com/funds.

Generally, distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Taxes

U.S. Federal Income Taxes

The following is a summary of certain U.S. federal income tax considerations under current law for investments in the Funds, which may be subject to change, possibly with retroactive effect. This discussion is relevant for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Shareholders that are pass-through entities (such as partnerships and S corporations) or nonresident aliens, foreign trusts or estates, foreign corporations or tax-exempt entities may be subject to different U.S. federal income tax treatment. This summary is general in nature and you should consult your tax adviser for further information regarding federal, state, local, and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS AND TAXES

This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Code as regulated investment companies and meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax. If a Fund does not meet the distribution requirements, that Fund may be subject to significant excise taxes.

Taxation of Fund Distributions

Each Fund intends to declare as dividends all or substantially all of its taxable income, including its net capital gain (i.e., the excess of long-term capital gain over short-term capital loss). For U.S. federal income tax purposes, shareholders of regulated investment companies are generally subject to taxation based on the underlying character of the income and gain recognized by the Funds and distributed to shareholders.

Distributions attributable to the net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held. Currently, an individual’s net long-term capital gain is taxable at preferential tax rates.

Other than distributions of net long-term capital gain, Fund distributions (except for exempt-interest dividends, discussed below) will generally be taxable as (i) ordinary income, (ii) if so designated by a Fund, as “qualified dividend income,” taxable to individual shareholders at tax rates applicable to long-term capital gains, provided that the individual receiving the dividend satisfies certain holding period requirements for the shareholder’s Fund shares, or (iii) section 199A dividends. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower rate generally cannot exceed the amount of dividends received by a Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, certain transactions in foreign currencies or are short-term capital gains, such dividends will generally not be eligible for the lower rate. However, if at least ninety-five percent (95%) of a Fund’s “gross income” is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions.

A Fund that invests in stock of a real-estate investment trust (a “REIT”) may be eligible to pay “section 199A” dividends to its shareholders with respect to qualified dividends received by it from its investment in REITs. “Section 199A” dividends received in taxable years beginning before 2026 are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Fund dividends paid to corporate shareholders that are attributable to “qualifying dividends” received from U.S. domestic corporations may be eligible for a 50% corporate dividends-received deduction, subject to certain holding period requirements, debt financing limitations, and other requirements.

Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

If a dividend or distribution is made shortly after the purchase of Fund shares, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment. This is known as “buying into a dividend.”

Sale or Redemption of Fund Shares

Shareholders of a Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if your holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. The deductibility of capital losses is subject to limitation.

Cost Basis Reporting

The Funds (or their administrative agent) will be required to report the gross proceeds of the sale of any Fund shares (regardless of when the shares were purchased). The Funds must also report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, when sold. The Funds will also be required to indicate whether such shares

DISTRIBUTIONS AND TAXES

had a short-term or long-term holding period. These requirements do not apply to investments through a tax-qualified arrangement, such as a 401(k) plan or an individual retirement plan.

In the absence of an election by a shareholder to elect otherwise from among the available IRS-accepted cost basis methods, the Funds will use the “Average Cost” method as their standing (default) tax lot method for all shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Taxation of Certain Investments

Each Fund may at times buy debt obligations at a discount from the price at which they were originally issued (“original issue discount”), especially during periods of rising interest rates. For U.S. federal income tax purposes, original issue discount will be included in such Fund’s ordinary income as it accrues over the term of the instrument. Even though payment of that amount is not received until a later time (and might never be received), the amount of accrued original issue discount will be distributed to shareholders as taxable dividends over the term of the instrument. Each Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to include the amount of market discount as ordinary income over the term of the instrument even though such Fund will not yet have received payment of such amounts.

Some of the Funds’ investments, such as certain option transactions, regulated futures transactions, and foreign currency contracts, may be “Section 1256 contracts.” Section 1256 contracts owned by a Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally are treated as 60% long-term capital gains or losses and forty 40% short-term capital gains or losses.

The Segall Bryant & Hamill Emerging Markets, Segall Bryant & Hamill International Small Cap, Segall Bryant & Hamill International Equity, and Segall Bryant & Hamill Global All Cap Funds will likely be, and other Funds may be, subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. In certain situations, a Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder to either (1) credit such proportionate amount of taxes against U.S. federal income tax liability or (2) take such amount as an itemized deduction. The Funds can provide no assurance that they will be eligible for, or will make, such election.

Investments by Tax- Qualified Plans

Any distributions on, or sales, exchanges, or redemptions of, shares held in an IRA (or other tax-qualified plan) are generally not currently taxable, but withdrawals from such a plan will be subject to special tax rules.

Exempt-Interest Dividends

The Segall Bryant & Hamill Municipal Opportunities Fund and the Segall Bryant & Hamill Colorado Tax Free Fund anticipate that substantially all of their income dividends will be “exempt-interest dividends,” which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to market discount on bonds that are acquired in the secondary market, and distributions of short-term and long-term capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Segall Bryant & Hamill Municipal Opportunities Fund or the Segall Bryant & Hamill Colorado Tax Free Fund generally will not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends paid by the Segall Bryant & Hamill Municipal Opportunities Fund or the Segall Bryant & Hamill Colorado Tax Free Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by a shareholder are subject to federal income taxes.

If a shareholder receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of the share will generally be disallowed to the extent of such dividend amount.

DISTRIBUTIONS AND TAXES

Surtax on Net Investment Income

A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s gross income, as adjusted, exceeds a threshold amount. Net investment income does not include exempt-interest dividends. You will be required to report any liability for this additional tax on your federal income tax return.

Backup Withholding

A shareholder of a Fund may be subject to backup withholding on any distributions of income (excluding exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has failed to provide a correct taxpayer identification number, (ii) has been identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person not subject to backup withholding. The backup withholding rate is 24% for tax years beginning before 2026.

Shares Held Through Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), U.S. persons holding investments in the Funds through foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a 30% withholding tax on certain distributions paid by the Fund. This withholding tax generally may be avoided if the entity through which the shareholder invests satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the SAI under “Additional Information Concerning Taxes – Shares Held Through Foreign Accounts.”

Colorado State Income Taxes

The following summary addresses only the Colorado state income tax consequences to U.S. persons who are subject to Colorado state income tax and who invest in the Segall Bryant & Hamill Colorado Tax Free Fund.

The Segall Bryant & Hamill Colorado Tax Free Fund intends to invest substantially all of its assets in tax-exempt obligations of the state of Colorado and its political subdivisions. Shareholders who are subject to Colorado state income tax generally will not be subject to Colorado income tax on dividends paid by the Segall Bryant & Hamill Colorado Tax Free Fund to the extent that the dividends are attributable to exempt-interest income of the Segall Bryant & Hamill Colorado Tax Free Fund from such obligations. However, to the extent distributions are not attributable to exempt-interest income, such as distributions of short-term or long-term capital gain or non-exempt interest income or market discount, shareholders will not be exempt from Colorado income tax, except to the extent that the distributions represent interest income from U.S. Government securities or securities of certain U.S. possessions or constitute a tax-free return of principal. For a shareholder of the Fund that is a corporation, the extent to which such distributions are subject to Colorado state income tax will depend on the corporation’s other activities within and without Colorado.

Colorado imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayer’s federal alternative minimum taxable income. Distributions of bond interest exempt from the Colorado regular income are not includible in Colorado alternative minimum taxable income, whether or not such distributions are includible in federal alternative minimum taxable income. Colorado imposes no alternative minimum tax on corporations.

Gain on the sale, exchange, or other disposition of the Segall Bryant & Hamill Colorado Tax Free Fund shares will generally be subject to Colorado income tax to the extent such gain is includible in federal taxable income. Colorado currently taxes all such gain at a flat rate of 4.4%, regardless of the character of the gain for federal income tax purposes. Under the “Taxpayer Bill of Rights” (“TABOR”) provisions of Colorado’s Constitution, Colorado’s income tax rate may be temporarily reduced if state revenues exceed a statutory cap. Loss on a sale, exchange or other disposition of the Segall Bryant & Hamill Colorado Tax Free Fund shares will generally be subject to the limitations on capital losses imposed by Section 1211 of the Code.

Shareholders of the Segall Bryant & Hamill Colorado Tax Free Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Segall Bryant & Hamill Colorado Tax Free Fund.

Other State and Local Income Taxes

Shareholders may also be subject to other state and local income taxes on distributions and redemptions. Depending on the laws of a particular state, such income taxes may not apply to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or locality tax jurisdiction. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

For more information, see the SAI under “Additional Information Concerning Taxes.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

MANAGEMENT OF THE FUNDS

Board of Trustees

The business and affairs of each Fund are managed under the direction of the Trust’s Board. The SAI contains information about the Board.

Investment Adviser

Segall Bryant & Hamill, LLC, with principal offices at 10 S. Wacker, Suite 3100, Chicago, IL 60606, serves as the investment adviser to the Funds. The Adviser is a wholly owned subsidiary of Corient Management LLC (“Corient Management”), which is a wholly-owned subsidiary of Corient Holdings Inc. (“Corient Holdings”). Corient Holdings is a wholly-owned subsidiary of CI Financial Corp. (“CI Financial”) (TSX:CIX). On November 24, 2024, the ultimate parent company of SBH, CI Financial, entered into an agreement (the “Agreement”) with Accelerate Holdings Corp. (“Accelerate”), a company ultimately controlled by Mubadala Capital, whereby Accelerate will acquire CI Financial (the “Transaction”). The completion of the Transaction (the “Closing”) is expected to occur in the second calendar quarter of 2025, subject to the satisfaction of customary closing conditions, including the receipt of regulatory clearances. As of December 31, 2024, Segall Bryant & Hamill, LLC had approximately $28.5 billion in assets under management.

Segall Bryant & Hamill, LLC provides a continuous investment program for the Funds, including investment research and management. Segall Bryant & Hamill, LLC makes investment decisions for the Funds and places orders for all purchases and sales of the Funds’ portfolio securities.

Management Expenses

For its advisory services to the Fund, the Adviser is entitled to receive an annual fee calculated on the respective Fund’s average daily net assets as denoted below.

Fund	Annual Advisory Fee
Segall Bryant & Hamill Small Cap Value Fund	0.80%
Segall Bryant & Hamill Small Cap Growth Fund	0.65%
Segall Bryant & Hamill Small Cap Core Fund	0.80%
Segall Bryant & Hamill All Cap Fund	0.65%
Segall Bryant & Hamill Emerging Markets Fund	0.90%
Segall Bryant & Hamill International Small Cap Fund	0.90%
Segall Bryant & Hamill International Equity Fund	0.75%
Segall Bryant & Hamill Global All Cap Fund	0.65%
Segall Bryant & Hamill Short Term Plus Fund	0.25%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.35%
Segall Bryant & Hamill Colorado Tax Free Fund	0.35%
Barrett Growth Fund	0.65%
Barrett Opportunity Fund	0.65%

For each Fund as indicated below, the Fund’s Adviser has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in each Fund’s Financial Highlights will be no more than the amounts indicated in the table below as it relates to each Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees. These amounts are not subject to recapture in future periods.

MANAGEMENT OF THE FUNDS

	Maximum Net Annual Fund Operating Expenses
Fund	Retail Class	Institutional Class
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%
Segall Bryant & Hamill Emerging Markets Fund	1.14%	0.99%
Segall Bryant & Hamill International Small Cap Fund	1.18%	1.03%
Segall Bryant & Hamill International Equity Fund	0.99%	0.84%
Segall Bryant & Hamill Global All Cap Fund	0.89%	0.74%
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%
Barrett Growth Fund	0.99%	N/A
Barrett Opportunity Fund	0.99%	N/A

For the fiscal year ended December 31, 2024, each Fund paid the Adviser an advisory fee. The effective advisory fees are set forth below and are expressed as an annual percentage of a Fund’s average daily net assets. To the extent that the Adviser waives fees to maintain the maximum Net Annual Fund Operating Expenses, it waives the Advisory Fee first then its portion of the Administration Fee second. The effective advisory fee shown below represents the aggregate fee earned by the Adviser for both the retail and institutional classes, after applicable class waivers. Additional information regarding the basis for the Board’s approval of the investment advisory agreement for the Funds is included in the Funds’ reports filed on Form N-CSR for the fiscal year ended December 31, 2024.

Fee Schedule	Effective Advisory Fees
Segall Bryant & Hamill Small Cap Value Fund	0.80%
Segall Bryant & Hamill Small Cap Growth Fund	0.65%
Segall Bryant & Hamill Small Cap Core Fund	0.70%
Segall Bryant & Hamill All Cap Fund	0.56%
Segall Bryant & Hamill Emerging Markets Fund	0.35%
Segall Bryant & Hamill International Small Cap Fund	0.50%
Segall Bryant & Hamill International Equity Fund	0.00%
Segall Bryant & Hamill Global All Cap Fund	0.15%
Segall Bryant & Hamill Short Term Plus Fund	0.00%
Segall Bryant & Hamill Plus Bond Fund	0.23%
Segall Bryant & Hamill Quality High Yield Fund	0.33%
Segall Bryant & Hamill Municipal Opportunities Fund	0.24%
Segall Bryant & Hamill Colorado Tax Free Fund	0.31%
Barrett Growth Fund	0.30%
Barrett Opportunity Fund	0.38%

MANAGEMENT OF THE FUNDS

Investment Personnel

For additional information regarding investment personnel compensation, other accounts managed, and ownership of securities in the Funds, please see the SAI.

Segall Bryant & Hamill Small Cap Value Fund

The Segall Bryant & Hamill Small Cap Value Fund is managed by Mr. Mark T. Dickherber, CFA, CPA, and Mr. Shaun P. Nicholson, who are members of the Small Cap team. This team is further supported by dedicated analysts on the team. Each team member is assigned specific industries on which to focus their research efforts. The portfolio managers will generally reach a decision to buy or sell a security; however, Mr. Dickherber, as director of Small Cap strategies, has primary responsibility for day-to-day management of the Fund’s portfolio.

Segall Bryant & Hamill Small Cap Growth Fund

The Segall Bryant & Hamill Small Cap Growth Fund is managed by Mr. Brian C. Fitzsimons, CFA, and Mr. Mitch S. Begun, CFA, who are members of the Small Cap Growth team. This team is further supported by the dedicated analyst on the team. Each portfolio manager is assigned specific industries on which to focus their research efforts. Any Small Cap Growth team member may recommend purchase and sell decisions. The recommendation is then reviewed by the Small Cap Growth team to determine whether it is compatible with the fund’s investment objective. The portfolio managers will generally reach a decision to buy or sell a security; however, Mr. Fitzsimons, as director of Small Cap Growth strategies, has primary responsibility for day-to-day management of the Fund’s portfolio.

Segall Bryant & Hamill Small Cap Core Fund

The Segall Bryant & Hamill Small Cap Core Fund is managed by Mr. Jeffrey C. Paulis, CFA, and Mr. Mark T. Dickherber, CFA, CPA, who are members of the Small Cap team. This team is further supported by dedicated analysts on the team. Each team member is assigned specific industries on which to focus their research efforts. The portfolio managers will generally reach a decision to buy or sell a security; however, Mr. Paulis has primary responsibility for day-to-day management of the Fund’s portfolio.

Segall Bryant & Hamill All Cap Fund

The Segall Bryant & Hamill All Cap Fund is managed by Mr. Suresh Rajagopal, CFA and Mr. Ralph M. Segall, CFA, CIC. Mr. Rajagopal is primarily responsible for the day-to-day portfolio management decisions for the Fund. Mr. Segall has been involved with the All Cap Team since its inception. His role has evolved to an advisory role to Mr. Rajagopal and the team of dedicated analysts on the All Cap Team.

Segall Bryant & Hamill Emerging Markets Fund

The Segall Bryant & Hamill Emerging Markets Fund is managed by Dr. Scott E. Decatur, Ph.D., and Mr. Nicholas C. Fedako, CFA. This team is further supported by dedicated analysts on the team. Dr. Decatur and Mr. Fedako are primarily responsible for the day-to-day management of the Fund’s portfolio, including the development and ongoing application of Segall Bryant & Hamill, LLC’s proprietary quantitative model.

Segall Bryant & Hamill International Small Cap Fund

The Segall Bryant & Hamill International Small Cap Fund is managed by Dr. Scott E. Decatur, Ph.D., and Mr. Nicholas C. Fedako, CFA. This team is further supported by dedicated analysts on the team. Dr. Decatur and Mr. Fedako are primarily responsible for the day-to-day management of the Fund’s portfolio, including the development and ongoing application of Segall Bryant & Hamill, LLC’s proprietary quantitative model.

Segall Bryant & Hamill International Equity Fund

The Segall Bryant & Hamill International Equity Fund is managed by Dr. Scott E. Decatur, Ph.D., and Mr. Nicholas C. Fedako, CFA. This team is further supported by dedicated analysts on the team. Dr. Decatur and Mr. Fedako are primarily responsible for the day-to-day management of the Fund’s portfolio, including the development and ongoing application of Segall Bryant & Hamill, LLC’s proprietary quantitative model.

Segall Bryant & Hamill Global All Cap Fund

The Segall Bryant & Hamill Global All Cap Fund is managed by Mr. Suresh Rajagopal, CFA and Mr. Ralph M. Segall, CFA, CIC. Mr. Rajagopal is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Segall’s role has evolved to an advisory role to Mr. Rajagopal and the team of dedicated analysts on the All Cap team.

MANAGEMENT OF THE FUNDS

Segall Bryant & Hamill Short Term Plus Fund

The Segall Bryant & Hamill Short Term Plus Fund is managed by Mr. James D. Dadura, CFA, and Mr. Gregory C. Hosbein, CFA, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They are supported by the remaining investment professionals within the Fixed Income team who are each responsible for analyzing and monitoring specific segments of the fixed income market. Team members may conduct fundamental research across all investment types to gain insight and perspective to assist in their assessment of credit strength and valuation. Any Fixed Income team member may recommend purchase and sell decisions for the Fund. The recommendation is then discussed and reviewed by the Fixed Income team to determine whether the recommendation is compatible with the Fund’s investment objective. The portfolio managers will generally reach a joint decision to buy or sell a security; however, in certain circumstances, a portfolio manager may individually decide to buy or sell a security.

Segall Bryant & Hamill Plus Bond Fund

The Segall Bryant & Hamill Plus Bond Fund is managed by Mr. Darren G. Hewitson, CFA, Mr. Troy A. Johnson, CFA, and Mr. Gregory M. Shea, CFA, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They are supported by the remaining investment professionals within the Fixed Income team who are each responsible for analyzing and monitoring specific segments of the fixed income market. Team members may conduct fundamental research across all investment types to gain insight and perspective to assist in their assessment of credit strength and valuation. Any Fixed Income team member may recommend purchase and sell decisions for the fund. The recommendation is then discussed and reviewed by the Fixed Income team to determine whether the recommendation is compatible with the fund’s investment objective. The portfolio managers will generally reach a joint decision to buy or sell a security; however, in certain circumstances, a portfolio manager may individually decide to buy or sell a security.

Segall Bryant & Hamill Quality High Yield Fund

The Segall Bryant & Hamill Quality High Yield Fund is managed by Mr. Troy A. Johnson, CFA, Director of Fixed Income Research and Mr. Gregory M. Shea, CFA, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They are supported by the remaining investment professionals within the Fixed Income team who are each responsible for analyzing and monitoring specific segments of the fixed income market. Team members may conduct fundamental research across all investment types to gain insight and perspective to assist in their assessment of credit strength and valuation. Any Fixed Income team member may recommend purchase and sell decisions for the fund. The recommendation is then discussed and reviewed by the Fixed Income team to determine whether the recommendation is compatible with the fund’s investment objective. The portfolio managers will generally reach a joint decision to buy or sell a security; however, in certain circumstances, a portfolio manager may individually decide to buy or sell a security.

Segall Bryant & Hamill Municipal Opportunities Fund

The Segall Bryant & Hamill Municipal Opportunities Fund is managed by Mr. Nicholas J. Foley, who is primarily responsible for the day-to-day management of the Fund’s portfolio. He is supported by the remaining investment professionals within the Fixed Income team who are each responsible for analyzing and monitoring specific segments of the fixed income market. Team members may conduct fundamental research across all investment types to gain insight and perspective to assist in their assessment of credit strength and valuation. Any Fixed Income team member may recommend purchase and sell decisions for the fund. The recommendation is then discussed and reviewed by the Fixed Income team to determine whether the recommendation is compatible with the fund’s investment objective. The portfolio managers will generally reach a joint decision to buy or sell a security; however, in certain circumstances, a portfolio manager may individually decide to buy or sell a security.

Segall Bryant & Hamill Colorado Tax Free Fund

The Segall Bryant & Hamill Colorado Tax Free Fund is managed by Mr. Nicholas J. Foley, who is primarily responsible for the day-to-day management of the Fund’s portfolio. He is supported by the remaining investment professionals within the Fixed Income team. The portfolio managers will generally reach a joint decision to buy or sell a security; however, in certain circumstances, a portfolio manager may individually decide to buy or sell a security.

Barrett Growth Fund

E. Wells Beck, CFA and Amy Kong, CFA of SBH are jointly and primarily responsible for the day-to-day management of the Barrett Growth Fund.

MANAGEMENT OF THE FUNDS

Barrett Opportunity Fund

E. Wells Beck, CFA and Amy Kong, CFA of SBH are jointly and primarily responsible for the day-to-day management of the Barrett Opportunity Fund.

Portfolio Managers

E. Wells Beck, CFA, has been a portfolio manager of the Barrett Growth Fund since 2006 and the Barrett Opportunity Fund since April 2021. He is a portfolio manager at Segall Bryant & Hamill, LLC. He was previously a Managing Director of Barrett Asset Management. Mr. Beck joined Barrett Associates, Barrett Asset Management’s predecessor firm, in 2006. He was previously an analyst and portfolio manager at Haven Capital Management in New York from 2001 to 2006. From 2000 to 2001, Mr. Beck was a sell side analyst in the research department of Prudential Securities covering a number of areas, including financial services. He also has investment experience from positions he held at HSBC Investment Banking PLC in 1998 and Oppenheimer Capital International from 1994 to 1997. Mr. Beck is a graduate of Princeton University and received his MBA from New York University. He has earned the Chartered Financial Analyst(CFA®) designation and is a member of CFA® Institute and CFA® Society New York.

Mitch S. Begun, CFA, has been a portfolio manager of the Segall Bryant & Hamill Small Cap Growth Fund since December 19, 2013. He is a senior portfolio manager at Segall Bryant & Hamill, LLC and is an analyst on the Small Cap Growth strategies team. Mr. Begun joined the firm in 2018 as part of Segall Bryant & Hamill’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as a portfolio manager and analyst on the Small Cap Growth team. Prior to joining Denver Investments in 2003, he worked as an equity research associate at Raymond James & Associates. Mr. Begun earned his BSBA from the University of North Carolina at Chapel Hill. He has earned the Chartered Financial Analyst (CFA®) designation and is a member of CFA® Institute and CFA® Society Colorado.

James D. Dadura, CFA, has been a portfolio manager of the Segall Bryant & Hamill Short Term Plus Fund since December 14, 2018. He is the director of Fixed Income at Segall Bryant & Hamill, LLC. Prior to joining Segal Bryant & Hamill, LLC in 1999, Mr. Dadura served as a mortgage-backed security, portfolio structure and quantitative analyst at The Chicago Trust Company from 1994 to 1999. Mr. Dadura holds a BBA from the University of Texas and an MBA from DePaul University. He has also earned the Chartered Financial Analyst (CFA®) designation and is a member of the CFA® Institute and CFA® Society of Chicago.

Scott E. Decatur, Ph.D. has been portfolio manager of the Segall Bryant & Hamill Emerging Markets Fund and its Predecessor Fund since June 30, 2011, and the Segall Bryant & Hamill International Small Cap Fund and its Predecessor Fund since May 31, 2011. He is the director of Quantitative International Strategies at Segall Bryant & Hamill, LLC. Prior to joining Segall Bryant & Hamill in 2015, Dr. Decatur was the director of quantitative research and a partner of Philadelphia International Advisors LP (“PIA”) from 2004 to 2015. Prior to PIA, he was a member of the Structured Products Group and served as director of quantitative equity research at Delaware Investments and as a quantitative investment analyst, focusing on emerging markets, with Grantham, Mayo, van Otterloo & Co. Dr. Decatur holds a B.S. and M.S. from the Massachusetts Institute of Technology. He earned a Ph.D. in Computer Science from Harvard University.

Mark T. Dickherber, CFA, CPA, has been portfolio manager of the Segall Bryant & Hamill Small Cap Value Fund and its predecessor fund since July 31, 2013, and the Segall Bryant & Hamill Small Cap Core Fund and its Predecessor Fund since July 1, 2013. He is the director of Small Cap Strategies at Segall Bryant & Hamill, LLC. Mr. Dickherber joined the firm in 2007. Prior to joining SBH Mr. Dickherber was employed with Kennedy Capital Management from in various roles and ultimately as director of research. Mr. Dickherber earned a B.S. from the University of Missouri–St. Louis, graduating magna cum laude. He served as Treasurer for the Chartered Financial Analyst (CFA®) Society of St. Louis from 2004 to 2006, and as a Director from 2006 to 2008.

Nicholas C. Fedako, CFA, has been portfolio manager of the Segall Bryant & Hamill Emerging Markets Fund and its Predecessor Fund since June 30, 2011, and the Segall Bryant & Hamill International Small Cap Fund and its Predecessor Fund since May 31, 2011. He is a senior portfolio manager at Segall Bryant & Hamill, LLC. Prior to joining Segall Bryant & Hamill in 2015, Mr. Fedako was a quantitative analyst and partner at Philadelphia International Advisors (“PIA”), where he provided quantitative support to an international fundamental team for a number of years before helping to start the quantitative strategies in 2008. Mr. Fedako holds a B.S. from Pennsylvania State University. He has earned the Chartered Financial Analyst (CFA®) designation and is a member of the CFA® Society of Philadelphia.

Brian C. Fitzsimons, CFA, has been a portfolio manager of the Segall Bryant & Hamill Small Cap Growth Fund since December 19, 2013. He is the director of Small Cap Growth strategies at Segall Bryant & Hamill, LLC. Mr. Fitzsimons joined the firm in 2018 as part of Segall Bryant & Hamill’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as the director of small cap growth research and a portfolio manager and analyst on the Small Cap Growth team. Prior to joining

MANAGEMENT OF THE FUNDS

Denver Investments in 2005, Mr. Fitzsimons was a finance manager at Newmont Capital Ltd. from 2004 to 2005, an equity analyst at A.G. Edwards & Sons, Inc. from 2002 to 2004, and an equity analyst at Berger Funds during 2002. He earned a B.S. from Metropolitan State College of Denver and an MBA from the University of Denver. He has earned the Chartered Financial Analyst (CFA®) designation and is a member of CFA® Institute and CFA® Society Colorado.

Nicholas J. Foley has been a portfolio manager of the Segall Bryant & Hamill Colorado Tax Free Fund since May 10, 2016 and the Segall Bryant & Hamill Municipal Opportunities Fund since December 15, 2016. He is a senior portfolio manager at Segall Bryant & Hamill, LLC. Mr. Foley joined the firm in 2018 as part of Segall Bryant & Hamill’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as a portfolio manager and municipal credit analyst and trader on the Fixed Income team. Prior to joining Denver Investments in 2012, Mr. Foley was an associate portfolio manager and lead fixed income trader at the Bank of the West/BNP Paribas Group and a financial analyst with Janus Capital Group. Prior to that, he was a senior analyst at Washington Mutual Bank. Mr. Foley earned his B.A. from Gonzaga University.

Darren G. Hewitson, CFA, has been a portfolio manager of the Segall Bryant & Hamill Plus Bond Fund since March 31, 2018. He is also a senior portfolio manager at Segall Bryant & Hamill, LLC. Mr. Hewitson joined the firm in 2018 as part of Segall Bryant & Hamill’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as a portfolio manager on the fixed income team. Prior to joining Denver Investments in 2008, Mr. Hewitson worked as an accountant at 180 Connect and Munro & Noble Solicitors and Estate Agents. Mr. Hewitson earned a BAcc degree from the University of Glasgow, Scotland. He has earned the Chartered Financial Analyst (CFA®) designation and is a member of CFA® Institute and CFA® Society Colorado.

Gregory C. Hosbein, CFA, has been a portfolio manager of the Segall Bryant & Hamill Short Term Plus Fund since December 14, 2018. He is a senior portfolio manager at Segall Bryant & Hamill, LLC. Prior to joining the firm in 1997, Mr. Hosbein served as an institutional fixed income salesman at ABN AMRO Securities from 1992 to 1997 and as a portfolio manager at LaSalle National Trust from 1986 to 1992. He earned a B.S. from Boston College cum laude and an MBA with distinction from DePaul University. Mr. Hosbein has earned the Chartered Financial Analyst (CFA®) designation and is a member of the CFA® Institute and CFA® Society of Chicago.

Troy A. Johnson, CFA, has been a portfolio manager of the Segall Bryant & Hamill Quality High Yield Fund since April 30, 2009 and the Segall Bryant & Hamill Plus Bond Fund since April 30, 2014. He is the director of Fixed Income research at Segall Bryant & Hamill, LLC. Mr. Johnson joined the firm in 2018 as part of Segall Bryant & Hamill’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as the director of Fixed Income research, a portfolio manager and credit research analyst on the Fixed Income team. Prior to joining Denver Investments in 2007, Mr. Johnson worked as a portfolio manager and analyst at Quixote Capital Management for six years, specializing in risk arbitrage. He also performed credit analysis of investment-grade and high-yield issues while ultimately serving as the senior fixed income analyst during his eight years at Invesco Funds Group, Inc. Mr. Johnson earned his B.S. from Montana State University and his M.S. from the University of Wisconsin. He has earned the Chartered Financial Analyst (CFA®) designation and is a member of CFA® Institute and CFA® Society Colorado.

Amy Kong, CFA, has been a portfolio manager of the Barrett Growth Fund since 2020 and the Barrett Opportunity Fund since April 2021. She is a portfolio manager at Segall Bryant & Hamill, LLC. She was previously the Chief Investment Officer and a Managing Director of Barrett Asset Management. Ms. Kong joined Barrett Asset Management in 2020. She previously served as a Senior Portfolio Manager at Fiduciary Trust from June 2013 to 2020. Prior to Fiduciary Trust, between May 2012 and April 2013, Ms. Kong was a Senior Vice President and Senior Portfolio Manager at U.S. Trust. From April 2001 to May 2002, Ms. Kong worked as a Credit Analyst at Moody’s. Ms. Kong is a graduate of Barnard College and received her MBA from Columbia Business School. She has earned the Chartered Financial Analyst (CFA®) designation and is a member of CFA® Institute and CFA® Society New York.

Shaun P. Nicholson has been portfolio manager of the Segall Bryant & Hamill Small Cap Value Fund and its predecessor fund since July 31, 2013. He is a senior equity analyst for the firm’s Small Cap Equity strategies at Segall Bryant & Hamill, LLC. He joined SBH in 2011 after having spent over six years at Kennedy Capital Management. Prior to his service at Kennedy Capital Management, Mr. Nicholson served as an associate portfolio manager at U.S. Bancorp Asset Management and as a financial analyst at The Boeing Company. Mr. Nicholson earned a B.S. from Seton Hall University and an MBA from University of Missouri–St. Louis.

Jeffrey C. Paulis, CFA, has been portfolio manager of the Segall Bryant & Hamill Small Cap Core Fund and its Predecessor Fund since October 1, 2017. He is a senior portfolio manager at Segall Bryant & Hamill, LLC. Prior to joining the Firm in 2003, Mr. Paulis served as a research analyst at McDonald Investments. Prior to joining McDonald Investments, he was as an intern at

MANAGEMENT OF THE FUNDS

Kennedy Capital Management. Mr. Paulis earned a B.S. in Business Administration from Saint Louis University and an MBA from the University of Chicago’s Booth School of Business. He has earned the Chartered Financial Analyst (CFA®) designation.

Suresh Rajagopal, CFA, has been a portfolio manager of the Segall Bryant & Hamill All Cap Fund since its inception and its predecessor fund since July 31, 2013, and the Segall Bryant & Hamill Global All Cap Fund since July 23, 2020. He is director of All/Mid Cap Strategies at Segall Bryant & Hamill, LLC. Mr. Rajagopal joined the Firm in 2007. Prior to joining SBH, he was a co-manager on the Munder Healthcare Fund and a senior equity research analyst covering healthcare at Munder Capital Management. Mr. Rajagopal earned a B.A. from Alma College and an MBA from the University of Notre Dame. He has earned the Chartered Financial Analyst (CFA®) designation.

Ralph M. Segall, CFA, CIC, has been a portfolio manager of the Segall Bryant & Hamill All Cap Fund since its inception and its predecessor fund since July 31, 2013, and each of the Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund and Segall Bryant & Hamill Global All Cap Fund since July 23, 2020. Mr. Segall is chief investment officer of Segall Bryant & Hamill, LLC, which he co-founded in 1994. Prior to co-founding the firm, Mr. Segall was a senior vice-president of Stein Roe & Farnham, managing a variety of accounts including a mutual fund. He earned a Bachelor of Science degree in Economics from Wharton School, University of Pennsylvania, and an MBA from the University of Chicago. He has earned both the Chartered Financial Analyst (CFA®) and Chartered Investment Counselor (CIC) designations.

Gregory M. Shea, CFA, has been a portfolio manager of the Segall Bryant & Hamill Quality High Yield Fund since May 10, 2016, and the Segall Bryant & Hamill Plus Bond Fund since March 31, 2018. He is also a portfolio manager at Segall Bryant & Hamill, LLC. Mr. Shea joined the firm in 2018 as part of Segall Bryant & Hamill’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as a portfolio manager and credit research analyst on the fixed income team. Prior to joining Denver Investments in 2008, Mr. Shea worked as a high-yield credit analyst at Lehman Brothers Asset Management for four years. He also worked as an investment banking analyst at Banc of America Securities LLC for one year and held a bank credit analyst position at Bank of America for two years. Mr. Shea earned his B.S. and MSBA from Washington University. He has earned the Chartered Financial Analyst (CFA®) designation and is a member of CFA® Institute and CFA® Society Colorado.

Co-Administrators

Ultimus Fund Solutions, LLC (“Ultimus”) and the Adviser serve as co-administrators (“Administrators”) to the Funds and receive fees in such capacity. Ultimus has also agreed to maintain the financial accounts and records of each Fund, to compute the net asset value and certain other financial information relating to each Fund and provide transfer agency services to each Fund.

Shareholder Service Fee

The Retail Class of each Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents. The Institutional Class of each Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing subaccounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Adviser may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund’s financial performance for each period of the Fund’s operations presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.

Segall Bryant & Hamill Small Cap Value Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$13.81	$12.50	$14.83	$13.34	$12.71
Income (loss) from investment operations:
Net investment income(a)	0.11	0.18	0.04	0.02	0.23
Net realized and unrealized gains (losses) on investments	1.77	1.30	(2.23)	2.15	0.53
Total from investment operations	1.88	1.48	(2.19)	2.17	0.76

Less dividends and distributions:
Distributions from net investment income	(0.15)	(0.17)	(0.01)	(0.01)	(0.04)
Distributions from net realized gains	(0.69)	—	(0.13)	(0.67)	(0.09)
Total distributions	(0.84)	(0.17)	(0.14)	(0.68)	(0.13)
Net asset value, end of year	$14.85	$13.81	$12.50	$14.83	$13.34

Total Return	13.33%	11.84%	(14.76)%	16.47%	6.14%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$10,286	$8,649	$8,292	$9,414	$6,701

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14%	1.09%	1.06%	1.04%	1.08%
Without fee waivers/reimbursements	1.16%	1.09%	1.06%	1.04%	1.08%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.78%	1.35%	0.34%	0.13%	1.93%
Without fee waivers/reimbursements	0.77%	1.35%	0.34%	0.13%	1.93%
Portfolio turnover rate	33%	35%	26%	32%	44%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Small Cap Value Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$13.83	$12.52	$14.85	$13.35	$12.71
Income (loss) from investment operations:
Net investment income(a)	0.15	0.19	0.06	0.03	0.10
Net realized and unrealized gains (losses) on investments	1.77	1.31	(2.23)	2.16	0.67
Total from investment operations	1.92	1.50	(2.17)	2.19	0.77

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.19)	(0.03)	(0.02)	(0.04)
Distributions from net realized gains	(0.69)	—	(0.13)	(0.67)	(0.09)
Total distributions	(0.86)	(0.19)	(0.16)	(0.69)	(0.13)
Net asset value, end of year	$14.89	13.83	$12.52	$14.85	$13.35

Total Return	13.57%	11.95%	(14.65)%	16.62%	6.22%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$496,015	$634,518	$580,777	$601,405	$415,747

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.96%	0.96%	0.96%	0.97%	0.99%
Without fee waivers/reimbursements	0.96%	0.96%	0.96%	0.97%	1.01%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.05%	1.46%	0.46%	0.22%	0.89%
Without fee waivers/reimbursements	1.05%	1.46%	0.46%	0.22%	0.87%
Portfolio turnover rate	33%	35%	26%	32%	44%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Small Cap Growth Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$18.27	$15.47	$22.95	$20.56	$13.04
Income (loss) from investment operations:
Net investment (loss)(a)	(0.11)	(0.07)	(0.11)	(0.17)	(0.08)
Net realized and unrealized gains (losses) on investments	2.96	2.87	(7.37)	2.56	7.60
Total from investment operations	2.85	2.80	(7.48)	2.39	7.52

Less dividends and distributions:
Distributions from net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$21.12	18.27	$15.47	$22.95	$20.56

Total Return	15.60%	18.10%	(32.59)%	11.62%	57.67%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$33,900	$35,209	$42,199	$53,652	$11,786

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.03%	1.04%	1.05%	1.03%	1.04%
Without fee waivers/reimbursements	1.03%	1.04%	1.05%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.54)%	(0.41)%	(0.66)%	(0.74)%	(0.54)%
Without fee waivers/reimbursements	(0.54)%	(0.41)%	(0.66)%	(0.74)%	(0.54)%
Portfolio turnover rate	46%	36%	59%	35%	54%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Small Cap Growth Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$18.79	$15.88	$23.52	$21.04	$13.33
Income (loss) from investment operations:
Net investment (loss)(a)	(0.08)	(0.04)	(0.09)	(0.13)	(0.08)
Net realized and unrealized gains (losses) on investments	3.04	2.95	(7.55)	2.61	7.79
Total from investment operations	2.96	2.91	(7.64)	2.48	7.71

Less dividends and distributions:
Distributions from net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$21.75	18.79	$15.88	$23.52	$21.04

Total Return	15.75%	18.32%	(32.48)%	11.79%	57.84%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$227,644	$205,106	$142,024	$188,703	$110,018

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.86%	0.87%	0.88%	0.87%	0.97%
Without fee waivers/reimbursements	0.86%	0.87%	0.88%	0.87%	0.97%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.37)%	(0.23)%	(0.49)%	(0.59)%	(0.50)%
Without fee waivers/reimbursements	(0.37)%	(0.23)%	(0.49)%	(0.59)%	(0.50)%
Portfolio turnover rate	46%	36%	59%	35%	54%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Small Cap Core Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$11.79		$10.76	$12.65	$12.26	$10.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.03		0.04	(0.02)	(0.07)	(0.03)
Net realized and unrealized gains (losses) on investments	1.41		1.41	(1.65)	2.82	2.29
Total from investment operations	1.44		1.45	(1.67)	2.75	2.26

Less dividends and distributions:
Dividends from net investment income	(0.03)		(0.03)	—	—	—
Distributions from net realized gains	(0.66)		(0.39)	(0.22)	(2.36)	—
Total distributions	(0.69)		(0.42)	(0.22)	(2.36)	—
Net asset value, end of year	$12.54		$11.79	$10.76	$12.65	$12.26

Total Return	11.88%		13.67%	(13.26)%	23.26%	22.60%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$758		$520	$728	$1,663	$4,165

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.02	%(b)	1.14%	1.14%	1.14%	1.14%
Without fee waivers/reimbursements	2.25%		1.32%	1.36%	1.35%	1.26%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.22%		0.36%	(0.19)%	(0.25)%	(0.26)%
Without fee waivers/reimbursements	(1.01)%		0.18%	(0.40)%	(0.46)%	(0.38)%
Portfolio turnover rate	40%		41%	44%	36%	74%

(a)	Calculated using the average shares method.
(b)	Ratio is less than the contractual expense limitation due to a voluntary waiver made by the Adviser.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Small Cap Core Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$11.86	$10.81	$12.70	$12.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.03	0.05	0.01	(0.02)	(0.00	)(b)
Net realized and unrealized gains (losses) on investments	1.42	1.44	(1.67)	2.80	2.28
Total from investment operations	1.45	1.49	(1.66)	2.78	2.28

Less dividends and distributions:
Dividends from net investment income	(0.03)	(0.05)	(0.01)	—	—
Distributions from net realized gains	(0.66)	(0.39)	(0.22)	(2.36)	—
Total distributions	(0.69)	(0.44)	(0.23)	(2.36)	—
Net asset value, end of year	$12.62	$11.86	$10.81	$12.70	$12.28

Total Return	11.91%	13.94%	(13.12)%	23.48%	22.80%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$84,156	$73,787	$51,733	$50,460	$44,675

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%	0.99%	0.99%	0.99%	0.99%
Without fee waivers/reimbursements	1.08%	1.16%	1.13%	1.10%	1.27%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.24%	0.49%	0.12%	(0.13)%	(0.05)%
Without fee waivers/reimbursements	0.15%	0.32%	(0.02)%	(0.24)%	(0.33)%
Portfolio turnover rate	40%	41%	44%	36%	74%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill All Cap Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$19.87		$18.22	$24.51	$21.15	$17.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.04		0.09	0.07	(0.01)	0.04
Net realized and unrealized gains (losses) on investments	3.49		2.50	(4.77)	6.16	4.39
Total from investment operations	3.53		2.59	(4.70)	6.15	4.43

Less dividends and distributions:
Dividends from net investment income	(0.05)		(0.10)	(0.07)	—	(0.03)
Distributions from net realized gains	(3.85)		(0.84)	(1.52)	(2.79)	(0.25)
Total distributions	(3.90)		(0.94)	(1.59)	(2.79)	(0.28)
Net asset value, end of year	$19.50		$19.87	$18.22	$24.51	$21.15

Total Return	16.85%		14.38%	(19.23)%	29.57%	26.08%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$1,275		$1,442	$796	$974	$583

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89	%(b)	0.92%	0.86%	0.83%	0.79	%(c)
Without fee waivers/reimbursements	1.41%		0.92%	0.86%	0.83%	0.79	%(c)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.21%		0.46%	0.35%	(0.06)%	0.19%
Without fee waivers/reimbursements	(0.31)%		0.46%	0.35%	(0.06)%	0.19%
Portfolio turnover rate	27%		21%	32%	30%	38%

(a)	Calculated using the average shares method.
(b)	Ratio is less than the contractual expense limitation due to a voluntary waiver made by the Adviser.
(c)	During the period there were no shareholder servicing fees expensed for the Retail Class. This may not be representative of long term results.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill All Cap Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$19.89	$18.23	$24.52	$21.16	$17.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.05	0.10	0.07	(0.02)	0.03
Net realized and unrealized gains (losses) on investments	3.49	2.51	(4.77)	6.17	4.41
Total from investment operations	3.54	2.61	(4.70)	6.15	4.44

Less dividends and distributions:
Dividends from net investment income	(0.05)	(0.11)	(0.07)	—	(0.03)
Distributions from net realized gains	(3.85)	(0.84)	(1.52)	(2.79)	(0.25)
Total distributions	(3.90)	(0.95)	(1.59)	(2.79)	(0.28)

Paid-in capital from redemption fees	—	—	—	—	—
Net asset value, end of year	$19.53	$19.89	$18.23	$24.52	$21.16

Total Return	16.89%	14.48%	(19.21)%	29.55%	26.18%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$103,063	$123,954	$130,033	$186,459	$169,833

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.84%	0.84%	0.84%	0.84%	0.84%
Without fee waivers/reimbursements	0.92%	0.91%	0.89%	0.87%	0.92%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.23%	0.53%	0.35%	(0.07)%	0.16%
Without fee waivers/reimbursements	0.15%	0.45%	0.31%	(0.10)%	0.08%
Portfolio turnover rate	27%	21%	32%	30%	38%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Emerging Markets Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$8.38	$7.35	$9.12	$9.13	$8.67
Income (loss) from investment operations:
Net investment income(a)	0.27	0.25	0.30	0.26	0.14
Net realized and unrealized gains (losses) on investments	0.89	1.24	(1.77)	0.21	0.47
Total from investment operations	1.16	1.49	(1.47)	0.47	0.61

Less dividends and distributions:
Dividends from net investment income	(0.49)	(0.46)	(0.30)	(0.30)	(0.15)
Distributions from net realized gains	—	—	—	(0.18)	—
Return of capital	(0.10)	—	—	—	—
Total distributions	(0.59)	(0.46)	(0.30)	(0.48)	(0.15)
Net asset value, end of year	$8.95	$8.38	$7.35	$9.12	$9.13

Total Return	13.77%	20.35%	(16.17)%	5.22%	7.05%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$3,131	$2,200	$1,952	$3,224	$2,954

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.38%	1.38%	1.38%	1.38%	1.38%
Without fee waivers/reimbursements	2.17%	2.10%	2.05%	1.86%	2.36%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.83%	3.23%	3.67%	2.65%	1.80%
Without fee waivers/reimbursements	2.05%	2.51%	3.00%	2.17%	0.82%
Portfolio turnover rate	88%	85%	88%	91%	91%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Emerging Markets Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$8.41	$7.37	$9.15	$9.15	$8.69
Income (loss) from investment operations:
Net investment income(a)	0.29	0.27	0.32	0.28	0.15
Net realized and unrealized gains (losses) on investments	0.88	1.24	(1.79)	0.21	0.47
Total from investment operations	1.17	1.51	(1.47)	0.49	0.62

Less dividends and distributions:
Dividends from net investment income	(0.49)	(0.47)	(0.31)	(0.31)	(0.16)
Distributions from net realized gains	—	—	—	(0.18)	—
Return of capital	(0.11)	—	—	—	—
Total distributions	(0.60)	(0.47)	(0.31)	(0.49)	(0.16)
Net asset value, end of year	$8.98	$8.41	$7.37	$9.15	$9.15

Total Return	13.88%	20.60%	(16.08)%	5.49%	7.18%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$61,947	$49,290	$38,646	$54,660	$45,058

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.23%	1.23%	1.23%	1.23%	1.23%
Without fee waivers/reimbursements	1.77%	1.95%	1.90%	1.69%	2.19%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.09%	3.45%	3.98%	2.83%	1.93%
Without fee waivers/reimbursements	2.55%	2.73%	3.31%	2.37%	0.97%
Portfolio turnover rate	88%	85%	88%	91%	91%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill International Small Cap Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$10.69		$9.58		$11.59	$10.83	$11.64
Income (loss) from investment operations:
Net investment income(a)	0.36		0.36		0.44	0.29	0.16
Net realized and unrealized gains (losses) on investments	0.46		1.25		(2.00)	1.09	(0.80)
Total from investment operations	0.82		1.61		(1.56)	1.38	(0.64)

Less dividends and distributions:
Dividends from net investment income	(0.88)		(0.50)		(0.45)	(0.62)	(0.17)
Distributions from net realized gains	—		—		—	—	—
Return of capital	—		—		—	—	—
Total distributions	(0.88)		(0.50)		(0.45)	(0.62)	(0.17)
Net asset value, end of year	$10.63		$10.69		$9.58	$11.59	$10.83

Total Return	7.65%		17.09%		(13.31)%	12.97%	(5.51)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$5,252		$13,682		$9,757	$47,301	$64,420

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14	%(b)(c)	1.25	%(d)	1.18%	1.18%	1.18%
Without fee waivers/reimbursements	1.54%		1.50%		1.41%	1.36%	1.36%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.21%		3.65%		4.16%	2.37%	1.68%
Without fee waivers/reimbursements	2.81%		3.40%		3.93%	2.19%	1.50%
Portfolio turnover rate	102%		106%		105%	112%	106%

(a)	Calculated using the average shares method.
(b)	Includes 0.03% of tax reclaim fees which are excluded from the expense limitation agreement.
(c)	Ratio is less than the contractual expense limitation due to a voluntary waiver made by the Adviser.
(d)	Includes 0.07% of tax reclaim fees which are excluded from the expense limitation agreement.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill International Small Cap Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$10.70		$9.59		$11.61	$10.85	$11.65
Income (loss) from investment operations:
Net investment income(a)	0.35		0.36		0.46	0.31	0.19
Net realized and unrealized gains (losses) on investments	0.49		1.26		(2.02)	1.10	(0.82)
Total from investment operations	0.84		1.62		(1.56)	1.41	(0.63)

Less dividends and distributions:
Dividends from net investment income	(0.90)		(0.51)		(0.46)	(0.65)	(0.17)
Distributions from net realized gains	—		—		—	—	—
Return of capital	—		—		—	—	—
Total distributions	(0.90)		(0.51)		(0.46)	(0.65)	(0.17)
Net asset value, end of year	$10.64		$10.70		$9.59	$11.61	$10.85

Total Return	7.77%		17.24%		(13.19)%	13.19%	(5.35)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$63,875		$100,984		$86,473	$108,745	$119,113

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.06	%(b)	1.10	%(c)	1.03%	1.03%	1.03%
Without fee waivers/reimbursements	1.50%		1.36%		1.24%	1.13%	1.18%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.07%		3.65%		4.52%	2.54%	2.00%
Without fee waivers/reimbursements	2.67%		3.38%		4.31%	2.44%	1.85%
Portfolio turnover rate	102%		106%		105%	112%	106%

(a)	Calculated using the average shares method.
(b)	Includes 0.03% of tax reclaim fees which are excluded from the expense limitation agreement.
(c)	Includes 0.07% of tax reclaim fees which are excluded from the expense limitation agreement.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill International Equity Fund
For a Share Outstanding Throughout the Periods Presented

Retail	Year Ended December 31, 2024	Period Ended December 31, 2023(a)
Net asset value, beginning of period	$10.47	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.28	0.01
Net realized and unrealized gains (losses) on investments	0.20	0.46
Total from investment operations	0.48	0.47

Less dividends and distributions:
Dividends from net investment income	(0.40)	—
Distributions from net realized gains	(0.36)	—
Total distributions	(0.76)	—
Net asset value, end of period	$10.19	$10.47

Total Return	4.49%	4.70	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3	$3

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14%	1.14	%(d)
Without fee waivers/reimbursements	409.75%	25.58	%(d)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.60%	1.42	%(d)
Without fee waivers/reimbursements	(406.01)%	(23.02	)%(d)
Portfolio turnover rate	111%	0	%(c)

(a)	Fund commenced operations December 8, 2023.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill International Equity Fund
For a Share Outstanding Throughout the Periods Presented

Institutional	Year Ended December 31, 2024	Period Ended December 31, 2023(a)
Net asset value, beginning of period	$10.47	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.31	0.02
Net realized and unrealized gains (losses) on investments	0.19	0.45
Total from investment operations	0.50	0.47

Less dividends and distributions:
Dividends from net investment income	(0.43)	—
Distributions from net realized gains	(0.36)
Total distributions	(0.79)	—
Net asset value, end of period	$10.18	$10.47

Total Return	4.58%	4.70	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,508	$1,843

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%	0.99	%(d)
Without fee waivers/reimbursements	14.08%	46.95	%(d)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.81%	2.48	%(d)
Without fee waivers/reimbursements	(10.28)%	(43.48	)%(d)
Portfolio turnover rate	111%	0	%(c)

(a)	Fund commenced operations December 8, 2023.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Global All Cap Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020(a)
Net asset value, beginning of year	$10.30		$8.77	$11.02	$9.32	$10.98
Income (loss) from investment operations:
Net investment income(b)	0.11		0.06	0.02	0.02	0.18
Net realized and unrealized gains (losses) on investments	1.60		1.83	(2.07)	2.36	0.08 (c)
Total from investment operations	1.71		1.89	(2.05)	2.38	0.26

Less dividends and distributions:
Dividends from net investment income	(0.11)		(0.07)	(0.03)	(0.04)	(0.18)
Distributions from net realized gains	(0.54)		(0.29)	(0.17)	(0.64)	(1.74)
Total distributions	(0.65)		(0.36)	(0.20)	(0.68)	(1.92)
Net asset value, end of year	$11.36		$10.30	$8.77	$11.02	$9.32

Total Return	16.28%		21.62%	(18.68)%	25.83%	2.95%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$30,504		$28,273	$25,422	$33,821	$32,224

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.82	%(d)	0.89%	0.89%	0.89%	0.89%
Without fee waivers/reimbursements	1.29%		1.36%	1.29%	1.18%	1.29%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.95%		0.68%	0.25%	0.16%	1.83%
Without fee waivers/reimbursements	0.48%		0.21%	(0.14)%	(0.13)%	1.43%
Portfolio turnover rate	25%		24%	31%	24%	132%

(a)	Prior to September 19, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.
(b)	Calculated using the average shares method.
(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting the net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.
(d)	Ratio is less than the contractual expense limitation due to a voluntary waiver made by the Adviser.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Global All Cap Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020(a)
Net asset value, beginning of year	$10.15	$8.64	$10.86	$9.20	$10.86
Income (loss) from investment operations:
Net investment income(b)	0.12	0.08	0.03	0.03	0.18
Net realized and unrealized gains (losses) on investments	1.57	1.80	(2.04)	2.33	0.09 (c)
Total from investment operations	1.69	1.88	(2.01)	2.36	0.27

Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.08)	(0.04)	(0.06)	(0.19)
Distributions from net realized gains	(0.54)	(0.29)	(0.17)	(0.64)	(1.74)
Total distributions	(0.65)	(0.37)	(0.21)	(0.70)	(1.93)
Net asset value, end of year	$11.19	$10.15	$8.64	$10.86	$9.20

Total Return	16.36%	21.87%	(18.55)%	25.94%	3.04%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$4,979	$3,390	$1,692	$4,875	$3,373

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.74%	0.74%	0.74%	0.74%
Without fee waivers/reimbursements	1.42%	1.35%	1.27%	1.17%	1.20%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.10%	0.81%	0.33%	0.29%	1.83%
Without fee waivers/reimbursements	0.42%	0.21%	(0.20)%	(0.14)%	1.37%
Portfolio turnover rate	25%	24%	31%	24%	132%

(a)	Prior to September 19, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.
(b)	Calculated using the average shares method.
(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting the net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Short Term Plus Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$10.01		$9.76	$10.05	$10.15	$10.11
Income (loss) from investment operations:
Net investment income(a)	0.41		0.23	0.07	0.05	0.12
Net realized and unrealized gains (losses) on investments	0.10		0.26	(0.28)	(0.08)	0.08
Total from investment operations	0.51		0.49	(0.21)	(0.03)	0.20

Less dividends and distributions:
Dividends from net investment income	(0.42)		(0.24)	(0.08)	(0.06)	(0.15)
Distributions from net realized gains	—		—	—	(0.01)	(0.01)
Total distributions	(0.42)		(0.24)	(0.08)	(0.07)	(0.16)
Net asset value, end of year	$10.10		$10.01	$9.76	$10.05	$10.15

Total Return	5.19%		5.09%	(2.07)%	(0.23)%	2.05%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$1,797		$3,331	$3,828	$11,896	$2,989

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.47	%(b)	0.49%	0.49%	0.49%	0.49%
Without fee waivers/reimbursements	1.58%		1.25%	0.86%	0.80%	1.18%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	4.05%		2.36%	0.69%	0.45%	1.23%
Without fee waivers/reimbursements	2.94%		1.65%	0.31%	0.14%	0.54%
Portfolio turnover rate	58%		45%	22%	46%	47%

(a)	Calculated using the average shares method.
(b)	Ratio is less than the contractual expense limitation due to a voluntary waiver made by the Adviser.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Short Term Plus Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$10.03	$9.78	$10.07	$10.16	$10.11
Income (loss) from investment operations:
Net investment income(a)	0.42	0.24	0.08	0.06	0.13
Net realized and unrealized gains (losses) on investments	0.09	0.26	(0.28)	(0.07)	0.09
Total from investment operations	0.51	0.50	(0.20)	(0.01)	0.22

Less dividends and distributions:
Dividends from net investment income	(0.43)	(0.25)	(0.09)	(0.07)	(0.16)
Distributions from net realized gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.43)	(0.25)	(0.09)	(0.08)	(0.17)
Net asset value, end of year	$10.11	$10.03	$9.78	$10.07	$10.16

Total Return	5.17%	5.17%	(1.98)%	(0.05)%	2.18%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$13,621	$14,751	$24,777	$40,054	$23,568

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.40%	0.40%	0.40%
Without fee waivers/reimbursements	1.27%	1.13%	0.74%	0.68%	1.03%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	4.19%	2.38%	0.81%	0.55%	1.32%
Without fee waivers/reimbursements	3.32%	1.65%	0.48%	0.27%	0.69%
Portfolio turnover rate	58%	45%	22%	46%	47%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Plus Bond Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$9.46	$9.14	$10.85	$11.25	$10.79
Income (loss) from investment operations:
Net investment income(a)	0.37	0.34	0.26	0.23	0.27
Net realized and unrealized gains (losses) on investments	(0.19)	0.33	(1.67)	(0.30)	0.64
Total from investment operations	0.18	0.67	(1.41)	(0.07)	0.91

Less dividends and distributions:
Dividends from net investment income	(0.37)	(0.35)	(0.30)	(0.26)	(0.30)
Distributions from net realized gains	—	—	—	(0.07)	(0.15)
Total distributions	(0.37)	(0.35)	(0.30)	(0.33)	(0.45)
Net asset value, end of year	$9.27	$9.46	$9.14	$10.85	$11.25

Total Return	1.99%	7.47%	(13.13)%	(0.58)%	8.49%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$278,142	$292,517	$311,042	$466,063	$594,559

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55%	0.55%	0.55%	0.55%	0.55%
Without fee waivers/reimbursements	0.66%	0.66%	0.67%	0.67%	0.68%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.94%	3.69%	2.77%	2.10%	2.38%
Without fee waivers/reimbursements	3.83%	3.58%	2.65%	1.98%	2.25%
Portfolio turnover rate	36%	39%	26%	54%	59%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Plus Bond Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$9.36	$9.05	$10.74	$11.14	$10.69
Income (loss) from investment operations:
Net investment income(a)	0.38	0.35	0.28	0.25	0.28
Net realized and unrealized gains (losses) on investments	(0.18)	0.32	(1.66)	(0.30)	0.64
Total from investment operations	0.20	0.67	(1.38)	(0.05)	0.92

Less dividends and distributions:
Dividends from net investment income	(0.39)	(0.36)	(0.31)	(0.28)	(0.32)
Distributions from net realized gains	—	—	—	(0.07)	(0.15)
Total distributions	(0.39)	(0.36)	(0.31)	(0.35)	(0.47)
Net asset value, end of year	$9.17	$9.36	$9.05	$10.74	$11.14

Total Return	2.17%	7.59%	(12.95)%	(0.44)%	8.65%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$466,211	$433,367	$369,601	$589,074	$525,992

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.40%	0.40%	0.40%
Without fee waivers/reimbursements	0.53%	0.53%	0.52%	0.51%	0.51%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	4.09%	3.85%	2.91%	2.24%	2.53%
Without fee waivers/reimbursements	3.96%	3.73%	2.79%	2.13%	2.42%
Portfolio turnover rate	36%	39%	26%	54%	59%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Quality High Yield Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$8.56	$7.98	$9.21	$9.24	$8.97
Income (loss) from investment operations:
Net investment income(a)	0.37	0.35	0.31	0.30	0.34
Net realized and unrealized gains (losses) on investments	0.09	0.59	(1.20)	(0.01)	0.29
Total from investment operations	0.46	0.94	(0.89)	0.29	0.63

Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.36)	(0.34)	(0.32)	(0.36)
Net asset value, end of year	$8.66	$8.56	$7.98	$9.21	$9.24

Total Return	5.53%	12.16%	(9.75)%	3.14%	7.31%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$21,881	$27,513	$27,855	$39,879	$42,227

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.97%	0.94%	0.90%	0.88%	0.95%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	4.15%	4.34%	3.82%	3.30%	3.84%
Without fee waivers/reimbursements	4.03%	4.25%	3.77%	3.27%	3.74%
Portfolio turnover rate	13%	9%	9%	25%	57%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Quality High Yield Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$8.45	$7.89	$9.10	$9.13	$8.87
Income (loss) from investment operations:
Net investment income(a)	0.37	0.36	0.33	0.32	0.35
Net realized and unrealized gains (losses) on investments	0.11	0.58	(1.19)	(0.02)	0.28
Total from investment operations	0.48	0.94	(0.86)	0.30	0.63

Less dividends and distributions:
Dividends from net investment income	(0.38)	(0.38)	(0.35)	(0.33)	(0.37)
Net asset value, end of year	$8.55	$8.45	$7.89	$9.10	$9.13

Total Return	5.76%	12.21%	(9.51)%	3.33%	7.40%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$43,833	$42,349	$37,923	$62,127	$40,912

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%
Without fee waivers/reimbursements	0.83%	0.85%	0.79%	0.76%	0.82%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	4.29%	4.48%	3.95%	3.43%	3.99%
Without fee waivers/reimbursements	4.16%	4.34%	3.86%	3.37%	3.87%
Portfolio turnover rate	13%	9%	9%	25%	57%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Municipal Opportunities Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$9.66		$9.50	$11.02	$11.01	$10.67
Income (loss) from investment operations:
Net investment income(a)	0.34		0.31	0.21	0.18	0.24
Net realized and unrealized gains (losses) on investments	(0.05)		0.18	(1.44)	0.12	0.44
Total from investment operations	0.29		0.49	(1.23)	0.30	0.68

Less dividends and distributions:
Dividends from net investment income	(0.34)		(0.33)	(0.29)	(0.27)	(0.30)
Distributions from net realized gains	—		—	—	(0.02)	(0.04)
Total distributions	(0.34)		(0.33)	(0.29)	(0.29)	(0.34)
Net asset value, end of year	$9.61		$9.66	$9.50	$11.02	$11.01

Total Return	3.05%		5.34%	(11.25)%	2.72%	6.54%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$12,246		$13,886	$35,120	$42,056	$28,344

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.60	%(b)	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.75%		0.76%	0.73%	0.74%	0.80%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.39%		3.24%	2.16%	1.64%	2.17%
Without fee waivers/reimbursements	3.24%		3.13%	2.08%	1.55%	2.02%
Portfolio turnover rate	95%		73%	173%	37%	101%

(a)	Calculated using the average shares method.
(b)	Ratio is less than the contractual expense limitation due to a voluntary waiver made by the Adviser.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Municipal Opportunities Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$9.67	$9.51	$11.03	$11.02	$10.68
Income (loss) from investment operations:
Net investment income(a)	0.35	0.32	0.23	0.19	0.25
Net realized and unrealized gains (losses) on investments	(0.06)	0.19	(1.45)	0.12	0.45
Total from investment operations	0.29	0.51	(1.22)	0.31	0.70

Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.35)	(0.30)	(0.28)	(0.32)
Distributions from net realized gains	—	—	—	(0.02)	(0.04)
Total distributions	(0.35)	(0.35)	(0.30)	(0.30)	(0.36)
Net asset value, end of year	$9.61	$9.67	$9.51	$11.03	$11.02

Total Return	3.09%	5.50%	(11.11)%	2.87%	6.71%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$171,523	$159,261	$176,685	$233,490	$145,819

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Without fee waivers/reimbursements	0.60%	0.60%	0.56%	0.57%	0.62%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.48%	3.40%	2.31%	1.74%	2.32%
Without fee waivers/reimbursements	3.38%	3.30%	2.24%	1.67%	2.20%
Portfolio turnover rate	95%	73%	173%	37%	101%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Colorado Tax Free Fund
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$10.53		$10.35	$11.91	$11.95	$11.69
Income (loss) from investment operations:
Net investment income(a)	0.32		0.28	0.21	0.17	0.24
Net realized and unrealized gains (losses) on investments	(0.07)		0.23	(1.47)	0.05	0.34
Total from investment operations	0.25		0.51	(1.26)	0.22	0.58

Less dividends and distributions:
Dividends from net investment income	(0.36)		(0.33)	(0.30)	(0.26)	(0.32)
Net asset value, end of year	$10.42		$10.53	$10.35	$11.91	$11.95

Total Return	2.39%		5.02%	(10.64)%	1.87%	5.08%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$104,794		$116,155	$143,558	$216,617	$205,285

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.63	%(b)	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.66%		0.66%	0.68%	0.68%	0.70%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.01%		2.69%	1.96%	1.44%	2.00%
Without fee waivers/reimbursements	2.99%		2.68%	1.94%	1.41%	1.95%
Portfolio turnover rate	45%		48%	64%	15%	71%

(a)	Calculated using the average shares method.
(b)	Ratio is less than the contractual expense limitation due to a voluntary waiver made by the Adviser.

FINANCIAL HIGHLIGHTS

Segall Bryant & Hamill Colorado Tax Free Fund
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of year	$10.57	$10.39	$11.96	$12.00	$11.73
Income (loss) from investment operations:
Net investment income(a)	0.33	0.29	0.23	0.19	0.25
Net realized and unrealized gains (losses) on investments	(0.07)	0.23	(1.43)	0.05	0.36
Total from investment operations	0.26	0.52	(1.25)	0.24	0.61

Less dividends and distributions:
Dividends from net investment income	(0.37)	(0.34)	(0.32)	(0.28)	(0.34)
Net asset value, end of year	$10.46	$10.57	$10.39	$11.96	$12.00

Total Return	2.53%	5.16%	(10.55)%	2.01%	5.29%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$220,688	$238,430	$251,981	$370,546	$289,774

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Without fee waivers/reimbursements	0.55%	0.54%	0.53%	0.52%	0.55%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.13%	2.82%	2.12%	1.54%	2.15%
Without fee waivers/reimbursements	3.08%	2.78%	2.09%	1.52%	2.10%
Portfolio turnover rate	45%	48%	64%	15%	71%

(a)	Calculated using the average shares method.

FINANCIAL HIGHLIGHTS

Barrett Growth Fund
For a Share Outstanding Throughout the Periods Presented

	Year Ended December 31, 2024	Seven Months Ended December 31, 2023 (a)		Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2021		Year Ended May 31, 2020
Net asset value, beginning of period	$24.52	$21.50		$25.00	$30.29	$24.34		$20.81
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)	0.01		(0.03)	(0.11)	(0.10)		(0.05)
Net realized and unrealized gains (losses) on investments	7.10	3.75		0.72	(1.49)	7.99		4.15
Total from investment operations	7.07	3.76		0.69	(1.60)	7.89		4.10

Less dividends and distributions:
Distributions from net realized gains	(2.98)	(0.74)		(4.19)	(3.69)	(1.94)		(0.57)
Net asset value, end of period	$28.61	$24.52		$21.50	$25.00	$30.29		$24.34

Total Return	28.35%	17.59	%(c)	5.09%	(7.25)%	32.96%		19.82%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$28,611	$25,753		$24,195	$25,364	$34,844		$30,565

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%	1.14	%(d)(e)	1.17%	1.13%	1.24	%(f)	1.25%
Without fee waivers/reimbursements	1.34%	2.05	%(d)	2.15%	1.76%	1.78%		1.81%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.09)%	0.06	%(d)	(0.14)%	(0.36)%	(0.35)%		(0.21)%
Without fee waivers/reimbursements	(0.44)%	(0.85	)%(d)	(1.12)%	(0.99)%	(0.89)%		(0.77)%
Portfolio turnover rate(g)	8%	1	%(c)	4%	5%	6%		20%

(a)	Fund changed fiscal year to December 31. Prior to November 20, 2023, the information is from the Predecessor Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Contractual expense limitation changed from 1.00% (excluding 12b-1 fees) to an overall expense cap of 0.99% effective November 20, 2023.
(f)	Contractual expense limitation changed from 1.25% to 1.00% (excluding 12b-1 fees) effective April 30, 2021.
(g)	Portfolio turnover excludes redemptions in-kind, if any.

FINANCIAL HIGHLIGHTS

Barrett Opportunity Fund
For a Share Outstanding Throughout the Periods Presented

	Year Ended December 31, 2024	Four Months Ended December 31, 2023(a)		Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020
Net asset value, beginning of period	$21.52	$25.98		$26.68	$29.92	$24.33	$25.77
Income (loss) from investment operations:
Net investment income (loss)(b)	0.21	0.05		0.19	0.15	0.21	0.29
Net realized and unrealized gains (losses) on investments	4.82	1.57		2.26	0.18	6.91	0.85
Total from investment operations	5.03	1.62		2.45	0.33	7.12	1.14

Less dividends and distributions:
Dividends from net investment income	(0.21)	(0.14)		(0.21)	(0.20)	(0.22)	(0.33)
Distributions from net realized gains	(10.73)	(5.94)		(2.94)	(3.37)	(1.31)	(2.25)
Total distributions	(10.94)	(6.08)		(3.15)	(3.57)	(1.53)	(2.58)
Net asset value, end of period	$15.61	$21.52		$25.98	$26.68	$29.92	$24.33

Total Return	22.65%	6.89	%(c)	10.35%	0.69%	30.65%	3.94%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$24,618	$36,468		$43,923	$58,378	$64,040	$52,526

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%	1.25	%(d)(e)	1.29%	1.18%	1.18%	1.25%
Without fee waivers/reimbursements	1.26%	1.56	%(d)	1.29%	1.18%	1.18%	1.25%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.92%	0.57	%(d)	0.74%	0.53%	0.75%	1.08%
Without fee waivers/reimbursements	0.65%	0.26	%(d)	0.74%	0.53%	0.75%	1.08%
Portfolio turnover rate(f)	0%	0	%(c)	4%	8%	3%	1%

(a)	Fund changed fiscal year to December 31. Prior to November 20, 2023, the information is from the Predecessor Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Prior to November 20, 2023, there was no expense cap. Effective November 20, 2023, the expense cap was set at 0.99%.
(f)	Portfolio turnover excludes redemptions in-kind, if any.

APPENDIX - BOND RATING CATEGORIES

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation
Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.
A	Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

APPENDIX - BOND RATING CATEGORIES

STANDARD & POOR’S RATINGS GROUP, DIVISION OF MCGRAW HILL

Bond Rating	Explanation
AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.
D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: The ratings from “AA” through “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

152

WHERE TO FIND MORE INFORMATION

More information about the Funds is available to you upon request and without charge.

ANNUAL AND SEMI-ANNUAL REPORT

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Funds’ investment policies, organization, and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds’ Annual Report, Semi-Annual Report, other information such as Fund financial statements and SAI. They may also request other information about the Funds and make shareholder inquiries.

Write to:	Segall Bryant & Hamill Funds 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

By phone:	(800) 392-2673

Web:	https://cisbh.com/funds

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

The Segall Bryant & Hamill Trust’s Investment Company Act File No. is 811-03373. Funds distributed by Ultimus Fund Distributors, LLC.